AFFYMETRIX

Service Provider Agreement

This Service Provider Agreement (the "Agreement") is entered into as of September 29, 2006 (the "Effective Date") by and between Affymetrix, Inc., having its principal place of business at 3420 Central Expressway, Santa Clara, CA 95051 ("Affymetrix") and Response Genetics, Inc., having its principal place of business at l640 Marengo Street, Suite 600, Los Angeles, CA 90033 ("Service Provider"), each a "Party," and together the "Parties" to this Agreement.

Affymetrix is pleased to enter into this relationship which will allow Service Provider to exploit the unique capabilities of Affymetrix' GeneChip® technology. We look forward to working with you to ensure that the GeneChip products purchased under this agreement will enable you to provide great benefits to your customers.

1. Reduced Probe Array Pricing.

During the term of this Agreement, Service Provider shall be entitled to purchase GeneChip® probe arrays* to provide services pursuant to the Agreement for Service Provider's academic customers pursuant to the Academic Tier 1 price sheet attached hereto as Exhibit 1; for Service Provider's biotech customers (biotech customers are defined as having an annual R&D budget of less than $[***]) pursuant to the Biotech Tier 1 price sheet attached hereto as Exhibit 2; and for Service Provider's other industrial customers pursuant to the Industrial Tier 1 price sheet attached hereto as Exhibit 3.

*Includes expression arrays available through Affymetrix' current CustomExpress®, NimbleExpress™ and Made-to-Order programs, as well as resequencing arrays available through Affymetrix' current CustomSeq® program, all as indicated on Exhibits l-3. Such arrays must be purchased in whole wafer increments unless otherwise indicated in Exhibits 1-3. All other custom arrays/array designs to be mutually agreed to in writing between the Parties in advance.

Service Provider may provide Services for third parties with a pricing agreement in effect with, Affymetrix and such customers may purchase probe arrays directly from Affymetrix, have such probe arrays shipped directly to Service Provider only for use in Services for such Affymetrix customer, and Affymetrix will directly invoice its customer for such probe arrays. Service Provider may not receive probe arrays directly from an Affymetrix customer. Affymetrix will release its array transfer restrictions for such third parties solely to permit performance of such services.

2. Reports.

Service Provider shall deliver to Affymetrix within thirty (30) days after the end of each calendar quarter a written report showing: (i) the location and name of each service customer that received services during that quarter; and (ii) the number of GeneChip probe arrays used in providing services to each such service customer during that quarter. However, if Service Provider is under an obligation to keep the name of such service customer confidential, Service Provider will identify such service customer as "Confidential Customer" in the written report but will report the actual total number of probe arrays used for such service customer.

3. Service Quality; Audits.

Service Provider agrees to use its best efforts to maintain at least three highly trained and competent scientists available to provide the highest level of service to Service Provider's customers in connection with Affymetrix' products and to retrain from at any time making any disparaging or adverse comments regarding Affymetrix or its employees, representatives, products or services. In order to assure that Service Provider is maintaining a high level of expertise in providing services related to Affymetrix' product, Affymetrix shall have the right to perform quarterly technical and scientific audits of Service Provider. The Parties understand and agree that Service Provider's ability to provide customers with the highest level of service in connection with Affymetrix, GeneChip products is a material element of this agreement, and therefore, if Affymetrix receives two or more substantiated customer complaints in a one year period regarding Service Provider, or if Affymetrix determines that Service Provider has failed to maintain a high level of service or if Affymetrix determines that Service Provider has failed to successfully meet the requirements of any reasonable technical or scientific audits administered by Affymetrix; then Affymetrix shall have the right to terminate this agreement on thirty (30) days prior written notice.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4. Trademark Use.

All advertising and trade show displays based on Affymetrix' products will be approved in advance by Affymetrix. Service Provider will also include in a prominent place on its website a link to the Affymetrix website along with a description of the relationship between Affymetrix and Service Provider that has been approved in advance by Affymetrix. Service Provider acknowledges the ownership and renown of all trademarks, logos and tradenames ("Marks") used by Affymetrix prior to this agreement. Service Provider will maintain a high quality standard in connection with products and services promoted in connection with Affymetrix' Marks. Service Provider hereby authorizes Affymetrix to use Service Provider's name and trademarks for the purpose of promoting Affymetrix' products and services. If, in each Party's sole discretion, the other Party's use of the first Party's Marks does not meet the first Party's usage policy, the first Party may, at its option, terminate the other Party's use of the first Party's Marks.

5. Terms and Conditions.

The GeneChip products provided to Service Provider under this Agreement shall be subject to the terms and conditions (including all Addenda) attached hereto as Exhibit 4 ("Terms and Conditions").

6. Term and Termination; Entire Agreement.

This Agreement will be effective as of the Effective Date and will terminate one (1) year thereafter. This Agreement may be renewed for an additional one (1) year term upon the mutual agreement of the Parties.

This Agreement (including the Terms and Conditions) shall replace and supersede any current or future purchase orders or similar forms that are not mutually signed except for the terms and conditions of the BiotechAccess Agreement, effective September 29, 2006. If any of the terms of this Agreement conflict with the Terms and Conditions, then the terms of this Agreement shall govern. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meaning ascribed to them in the Terms and Conditions.

If these terms are agreeable to you, please have an authorized representative of Service Provider sign below and either fax, mail or send us an electronic copy for our counter-signature. A fully executed copy will then be sent back to you for your records.

AGREED AND ACKNOWLEDGED:

Affymetrix, Inc.	Response Genetics, Inc.

By:	By:
Name: SEAN GEORGE Title: VP LSR Date: 10/1/06		Name: KATHLEEN DANENBERG Title: PRESIDENT AND CEO Date: Sept 29, 2006

     Approved BS to Form
        AFFX Legal Dept.
By 9-29-06

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 1
Price List for Academic Customers

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Academic Tier 1
Effective: Sep 2006 US Dollar

GeneChip® Arrays & Reagents

GeneChip ® arrays are analysed with GeneChip ® instruments and software systems only
Expression Analysis

Human Arrays

Part	Product Name	Contents	Per Array		Total Price
900366	GeneChip® Human Genome U133A Array	contains 5 arrays	$	[***]	$	[***]
900367	GeneChip® Human Genome U133A Array	contains 30 arrays	$	[***]	$	[***]
900470	GeneChip® Human Genome U133 Plus 2.0	contains 2 arrays	$	[***]	$	[***]
900466	GeneChip® Human Genome U133 Plus 2.0	contains 6 arrays	$	[***]	$	[***]
900467	GeneChip® Human Genome U133 Plus 2.0	contains 30 arrays	$	[***]	$	[***]
900471	GeneChip® Human Genome U133A 2.0	contains 2 arrays	$	[***]	$	[***]
900468	GeneChip® Human Genome U133A 2.0	contains 6 arrays	$	[***]	$	[***]
900469	GeneChip® Human Genome U133A 2.0	contains 30 arrays	$	[***]	$	[***]
900368	GeneChip® Human Genome U133B Array	contains 5 arrays	$	[***]	$	[***]
900369	GeneChip® Human Genome U133B Array	contains 30 arrays	$	[***]	$	[***]
900370	GeneChip® Human Genome U133 Set	contains 5 U133A and 5 U133B human arrays	$	[***]	$	[***]
900444	GeneChip® Human Genome U133 Set	contains 30 U133A and 30 U133B human arrays	$	[***]	$	[***]
900377	GeneChip® Human Genome Focus Array	contains 5 arrays	$	[***]	$	[***]
900376	GeneChip® Human Genome Focus Array	contains 30 arrays	$	[***]	$	[***]
900649	GeneChip® Human Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900650	GeneChip® Human Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900651	GeneChip® Human Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900653	GeneChip® Human Exon 1.0 ST Array Training Kit	each			$	[***]
900654	GeneChip® Human Exon 1.0 ST Array Starter Pack	each			$	[***]

Human Tiling Arrays
900779	GeneChip® Human Tiling 2.0R A Array	contains 6 arrays	$	[***]	$	[***]
900780	GeneChip® Human Tiling 2.0R B Array	contains 6 arrays	$	[***]	$	[***]
900781	GeneChip® Human Tiling 2.0R C Array	contains 6 arrays	$	[***]	$	[***]
900782	GeneChip® Human Tiling 2.0R D Array	contains 6 arrays	$	[***]	$	[***]
900783	GeneChip® Human Tiling 2.0R E Array	contains 6 arrays	$	[***]	$	[***]
900784	GeneChip® Human Tiling 2.0R F Array	contains 6 arrays	$	[***]	$	[***]
900785	GeneChip® Human Tiling 2.0R G Array	contains 6 arrays	$	[***]	$	[***]
900772	GeneChip® Human Tiling 2.0R Array Set	contains 7 arrays	$	[***]	$	[***]
900774	GeneChip® Human Tiling 1.0R Array Set	contains 14 arrays	$	[***]	$	[***]
900775	GeneChip® Human Promoter 1.0R Array	contains 2 arrays	$	[***]	$	[***]
900776	GeneChip® Human Promoter 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900777	GeneChip® Human Promoter 1.0R Array	contains 30 arrays	$	[***]	$	[***]
900545	GeneChip® Chromosome 21/22 1.0F Array Set	contains 6 arrays	$	[***]	$	[***]
900546	GeneChip® Chromosome 21/22 1.0R Array Set	contains 6 arrays	$	[***]	$	[***]
900544	GeneChip® ENCODE01 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900543	GeneChip® ENCODE01 1.0F Array	contains 6 arrays	$	[***]	$	[***]
$
Rat Arrays
900404	GeneChip® Rat Expression Array 230A	contains 5 arrays	$	[***]	$	[***]
900405	GeneChip® Rat Expression Array 230A	contains 30 arrays	$	[***]	$	[***]
900505	GeneChip® Rat Genome 230 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900506	GeneChip® Rat Genome 230 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900507	GeneChip® Rat Genome 230 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900406	GeneChip® Rat Expression Array 230B	contains 5 arrays	$	[***]	$	[***]
900407	GeneChip® Rat Expression Array 230B	contains 30 arrays	$	[***]	$	[***]
900408	GeneChip® Rat Expression Set 230	contains 5 230A and 5 rat 230B arrays	$	[***]	$	[***]
900442	GeneChip® Rat Expression Set 230	contains 30 230A and 30 rat 230B arrays	$	[***]	$	[***]
900820	GeneChip® Rat Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900821	GeneChip® Rat Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900822	GeneChip® Rat Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900855	GeneChip® Rat Exon 1.0 ST Array Training Kit	each			$	[***]
900848	GeneChip® Rat Exon 1.0 ST Array Starter Pack	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Academic Tier 1
Effective: Sep 2006 US Dollar

Mouse Arrays
Part	Product Name	Contents	Per Array		Total Price
900412	GeneChip® Mouse Expression Array 430A	contains 5 arrays	$	[***]	$	[***]
900413	GeneChip® Mouse Expression Array 430A	contains 30 arrays	$	[***]	$	[***]
900495	GeneChip® Mouse Genome 430 2.0	contains 2 arrays	$	[***]	$	[***]
900496	GeneChip® Mouse Genome 430 2.0	contains 6 arrays	$	[***]	$	[***]
900497	GeneChip® Mouse Genome 430 2.0	contains 30 arrays	$	[***]	$	[***]
900498	GeneChip® Mouse Genome 430A 2.0	contains 2 arrays	$	[***]	$	[***]
900499	GeneChip® Mouse Genome 430A 2.0	contains 6 arrays	$	[***]	$	[***]
900500	GeneChip® Mouse Genome 430A 2.0	contains 30 arrays	$	[***]	$	[***]
900414	GeneChip® Mouse Expression Array 430B	contains 5 arrays	$	[***]	$	[***]
900415	GeneChip® Mouse Expression Array 430B	contains 30 arrays	$	[***]	$	[***]
900416	GeneChip® Mouse Expression Set 430	contains 5 430A and 5 430B mouse arrays	$	[***]	$	[***]
900443	GeneChip® Mouse Expression Set 430	contains 30 430A and 30 430B mouse arrays	$	[***]	$	[***]
900817	GeneChip® Mouse Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900818	GeneChip® Mouse Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900819	GeneChip® Mouse Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900831	GeneChip® Mouse Exon 1.0 ST Array Starter Pack	each			$	[***]
900854	GeneChip® Mouse Exon 1.0 ST Array Training Kit	each			$	[***]

Mouse Tiling Arrays
900894	GeneChip® Mouse Tiling 2.0R A Array	contains 6 arrays	$	[***]	$	[***]
900896	GeneChip® Mouse Tiling 2.0R B Array	contains 6 arrays	$	[***]	$	[***]
900897	GeneChip® Mouse Tiling 2.0R C Array	contains 6 arrays	$	[***]	$	[***]
900895	GeneChip® Mouse Tiling 2.0R D Array	contains 6 arrays	$	[***]	$	[***]
900898	GeneChip® Mouse Tiling 2.0R E Array	contains 6 arrays	$	[***]	$	[***]
900899	GeneChip® Mouse Tiling 2.0R F Array	contains 6 arrays	$	[***]	$	[***]
900900	GeneChip® Mouse Tiling 2.0R G Array	contains 6 arrays	$	[***]	$	[***]
900852	GeneChip® Mouse Tiling 2.0R Array Set	contains 7 arrays	$	[***]	$	[***]
900853	GeneChip® Mouse Tiling 1.1R Array Set	contains 14 arrays	$	[***]	$	[***]
900889	GeneChip® Mouse Promoter 1.0R Array	contains 2 arrays	$	[***]	$	[***]
900890	GeneChip® Mouse Promoter 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900891	GeneChip® Mouse Promoter 1.0R Array	contains 30 arrays	$	[***]	$	[***]

Arabidopsis Arrays
900385	GeneChip® Arabidopsis ATH1 Genome Array	contains 5 arrays	$	[***]	$	[***]
900386	GeneChip® Arabidopsis ATH1 Genome Array	contains 30 arrays	$	[***]	$	[***]
900594	GeneChip® Arabidopsis Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Bovine Arrays
900561	GeneChip® Bovine Genome Array	contains 2 arrays	$	[***]	$	[***]
900562	GeneChip® Bovine Genome Array	contains 6 arrays	$	[***]	$	[***]
900563	GeneChip® Bovine Genome Array	contains 30 arrays	$	[***]	$	[***]

Canine Arrays
900725	GeneChip® Canine Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900726	GeneChip® Canine Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900727	GeneChip® Canine Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900489	GeneChip® Canine Genome Array	contains 5 arrays	$	[***]	$	[***]
900490	GeneChip® Canine Genome Array	contains 30 arrays	$	[***]	$	[***]

C. elegans Arrays
900383	GeneChip® C. elegans Genome Array	contains 5 arrays	$	[***]	$	[***]
900384	GeneChip® C. elegans Genome Array	contains 30 arrays	$	[***]	$	[***]
900935	GeneChip® C. elegans Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Chicken Arrays
900590	GeneChip® Chicken Genome Array	contains 2 arrays	$	[***]	$	[***]
900591	GeneChip® Chicken Genome Array	contains 6 arrays	$	[***]	$	[***]
900592	GeneChip® Chicken Genome Array	contains 30 arrays	$	[***]	$	[***]

Citrus Arrays
900731	GeneChip® Citrus Genome Array	contains 2 arrays	$	[***]	$	[***]
900732	GeneChip® Citrus Genome Array	contains 6 arrays	$	[***]	$	[***]
900733	GeneChip® Citrus Genome Array	contains 30 arrays	$	[***]	$	[***]

Drosophlla Arrays
900531	GeneChip® Drosophila Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900532	GeneChip® Drosophila Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900533	GeneChip® Drosophila Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900335	GeneChip® Drosophila Genome Array	contains 5 arrays	$	[***]	$	[***]
900336	GeneChip® Drosophila Genome Array	contains 30 arrays	$	[***]	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Academic Tier 1
Effective: Sep 2006 US Dollar

E. coli Arrays
Part	Product Name	Contents	Per Array		Total Price
900550	GeneChip® E. coli Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900551	GeneChip® E. coli Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900552	GeneChip® E. coli Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900381	GeneChip® E. coli Antisense Genome Array	contains 5 arrays	$	[***]	$	[***]
900382	GeneChip® E. coli Antisense Genome Array	contains 30 arrays	$	[***]	$	[***]

Maize Arrays
900614	GeneChip® Maize Genome Array	contains 2 arrays	$	[***]	$	[***]
900615	GeneChip® Maize Genome Array	contains 6 arrays	$	[***]	$	[***]
900616	GeneChip® Maize Genome Array	contains 30 arrays	$	[***]	$	[***]

Medicago Arrays
900734	GeneChip® Medicago Genome Array	contains 2 arrays	$	[***]	$	[***]
900735	GeneChip® Medicago Genome Array	contains 6 arrays	$	[***]	$	[***]
900736	GeneChip® Medicago Genome Array	contains 30 arrays	$	[***]	$	[***]

P. aeruginosa Arrays
900339	GeneChip® P. aeruginosa Genome Array	contains 5 arrays	$	[***]	$	[***]
900340	GeneChip® P. aeruginosa Genome Array	contains 30 arrays	$	[***]	$	[***]

Plasmodium/Anopheles Arrays
900511	GeneChip® Plasmodium/Anopheles Genome Array	contains 2 arrays	$	[***]	$	[***]
900512	GeneChip® Plasmodium/Anopheles Genome Array	contains 6 arrays	$	[***]	$	[***]

Poplar Arrays
900728	GeneChip® Poplar Genome Array	contains 2 arrays	$	[***]	$	[***]
900729	GeneChip® Poplar Genome Array	contains 6 arrays	$	[***]	$	[***]
900730	GeneChip® Poplar Genome Array	contains 30 arrays	$	[***]	$	[***]

Porcine Arrays
900623	GeneChip® Porcine Genome Array	contains 2 arrays	$	[***]	$	[***]
900624	GeneChip® Porcine Genome Array	contains 6 arrays	$	[***]	$	[***]
900625	GeneChip® Porcine Genome Array	contains 30 arrays	$	[***]	$	[***]

Rhesus Macaque Arrays
900655	GeneChip® Rhesus Macaque Genome Array	contains 2 arrays	$	[***]	$	[***]
900656	GeneChip® Rhesus Macaque Genome Array	contains 6 arrays	$	[***]	$	[***]
900657	GeneChip® Rhesus Macaque Genome Array	contains 30 arrays	$	[***]	$	[***]

Rice Arrays
900599	GeneChip® Rice Genome Array	contains 2 arrays	$	[***]	$	[***]
900600	GeneChip® Rice Genome Array	contains 6 arrays	$	[***]	$	[***]
900601	GeneChip® Rice Genome Array	contains 30 arrays	$	[***]	$	[***]

Soy Arrays
900525	GeneChip® Soy Genome Array	contains 2 arrays	$	[***]	$	[***]
900526	GeneChip® Soy Genome Array	contains 6 arrays	$	[***]	$	[***]

Sugar Cane Arrays
900626	GeneChip® Sugar Cane Genome Array	contains 2 arrays	$	[***]	$	[***]
900627	GeneChip® Sugar Cane Genome Array	contains 6 arrays	$	[***]	$	[***]
900628	GeneChip® Sugar Cane Genome Array	contains 30 arrays	$	[***]	$	[***]

Test Arrays
900341	GeneChip® Test3 Array	contains 5 arrays	$	[***]	$	[***]
900342	GeneChip® Tesl3 Array	contains 30 arrays	$	[***]	$	[***]

Tomato Arrays
900737	GeneChip® Tomato Genome Array	contains 2 arrays	$	[***]	$	[***]
900738	GeneChip® Tomato Genome Array	contains 6 arrays	$	[***]	$	[***]
900739	GeneChip® Tomato Genome Array	contains 30 arrays	$	[***]	$	[***]

V. vinifera Arrays
900509	GeneChip® V, vinifera Genome Array	contains 2 arrays	$	[***]	$	[***]
900510	GeneChip® V. vinifera Genome Array	contains 6 arrays	$	[***]	$	[***]

Wheat Arrays
Part	Product Name	Per Array	Per Array		Total Price
900558	GeneChip® Wheat Genome Array	contains 2 arrays	$	[***]	$	[***]
900559	GeneChip® Wheat Genome Array	contains 6 arrays	$	[***]	$	[***]
900560	GeneChip® Wheat Genome Array	contains 30 arrays	$	[***]	$	[***]
[***

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Academic Tier 1
Effective: Sep 2006 US Dollar

Xenopus Arrays
900491	GeneChip® Xenopus Genome Array	contains 5 arrays	$	[***]	$	[***]
900492	GeneChip® Xenopus Genome Array	contains 30 arrays	$	[***]	$	[***]

Yeast Arrays
900553	GeneChip® Yeast Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900554	GeneChip® Yeast Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900555	GeneChip® Yeast Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900256	GeneChip® Yeast Genome S98 Array	contains 5 arrays	$	[***]	$	[***]
900285	GeneChip® Yeast Genome S98 Array	contains 30 arrays	$	[***]	$	[***]
900645	GeneChip® S. cerevisiae Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900647	GeneChip® S. pombe Tiling 1.0FR Array	contains 6 arrays	$	[***]	$	[***]

Zebrafish Arrays
900487	GeneChip® Zebrafish Genome Array	contains 5 arrays	$	[***]	$	[***]
900488	GeneChip® Zebrafish Genome Array	contains 30 arrays	$	[***]	$	[***]

Made-to-Order: Select Custom Expression Arrays
900513	GeneChip® B.subtilis Genome Array	contains 6 arrays	$	[***]	$	[***]
900514	GeneChip® S.aureus Genome Array	contains 6 arrays	$	[***]	$	[***]
900515	GeneChip® Barley Genome Array	contains 6 arrays	$	[***]	$	[***]
900516	GeneChip® Human X3P Array	contains 6 arrays	$	[***]	$	[***]
900588	GeneChip® Drosophila Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Made-to-Order Array Program
Part	Product Name	Number of Arrays			Per Array Price
510429	GeneChip® Arabidopsis Genome Array (previous generation)	40 +/- 5 arrays			$	[***]
510051	GeneChip® E. coli Genome Array (Sense)	40 +/- 5 arrays			$	[***]
510332	GeneChip® Human Cancer G110 Array	90 +/- 5 arrays			$	[***]
510137	GeneChip® HuGeneFL Array	40 +/- 5 arrays			$	[***]
510559	GeneChip® Human Genome U95Av2 Array	40 +/- 5 arrays			$	[***]
510462	GeneChip® Human Genome U95B Array	40 +/- 5 arrays			$	[***]
510463	GeneChip® Human Genome U95C Array	40 +/- 5 arrays			$	[***]
510464	GeneChip® Human Genome U95D Array	40 +/- 5 arrays			$	[***]
510465	GeneChip® Human Genome U95E Array	40 +/- 5 arrays			$	[***]
510243	GeneChip® Mu11KsubA Genome Array	40 +/- 5 arrays			$	[***]
510244	GeneChip® Mu11KsubB Genome Array	40 +/- 5 arrays			$	[***]
510318	GeneChip® Tag 3 Probe Array	90 +/- 5 arrays			$	[***]
510424	GeneChip® Rat Neurobiology U34 Array	160 +/- 5 arrays			$	[***]
510330	GeneChip® Rat Toxicology U34 Array	160 +/- 5 arrays			$	[***]
510338	GeneChip® Rat Genome U34A Array	40 +/- 5 arrays			$	[***]
510339	GeneChip® Rat Genome U34B Array	40 +/- 5 arrays			$	[***]
510340	GeneChip® Rat Genome U34C Array	40 +/- 5 arrays			$	[***]
510568	GeneChip® Murine Genome U74Av2 Array	40 +/- 5 arrays			$	[***]
510570	GeneChip® Murine Genome U74Bv2 Array	40 +/- 5 arrays			$	[***]
510571	GeneChip® Murine Genome U74Cv2 Array	40 +/- 5 arrays			$	[***]

GeneChip® CustomExpress® Array Design 100-2187
Part	Product Name	Number of Arrays			Total Price
000356	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays			$	[***]
000357	CustomExpress Design Fee for 180 array order	180+/-10 arrays			$	[***]
000358	CustomExpress Design Fee for 360 array order	360 +/-15 arrays			$	[***]
000359	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays			$	[***]
000390	CustomExpress Array -11um features	each			$	[***]
000455	Custom Tiiing Array -11um features	each			$	[***]
000437	Custom Tiling & Exon Array - 5um features	each			$	[***]

GeneChip® CustomExpress® Array Design 100-3660
Part	Product Name	Number of Arrays			Total Price
000321	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays			$	[***]
000322	CustomExpress Design Fee for 180 array order	180+/- 10 arrays			$	[***]
000323	CustomExpress Design Fee for 360 array order	360+/- 15 arrays			$	[***]
000324	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays			$	[***]
000391	CustomExpress Array - 11um features	each			$	[***]
000454	Custom Tiling Array - 11um features	each			$	[***]
000436	Custom Tiling & Exon Array - 5um features	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Academic Tier 1
Effective: Sep 2006 US Dollar

GeneChip® CustomExpress® Array Design 49-5241
Part	Product Name	Number of Arrays	Total Price
000372	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000373	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000374	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000375	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000395	CustomExpress Array - 11um features	each	$	[***]
000453	Custom Tiling Array - 11um features	each	$	[***]
000435	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 49-7875
Part	Product Name	Number of Arrays	Total Price
000364	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000365	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000366	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000367	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000396	CustomExpress Array - 11um features	each	$	[***]
000452	Custom Tiling Array - 11um features	each	$	[***]
000434	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 400
Part	Product Name	Number of Arrays	Total Price
000407	CustomExpress Design Fee for 380 array order	380 +/- 5 arrays	$	[***]
000408	CustomExpress Design Fee for 760 array order	760 +/- 10 arrays	$	[***]
000409	CustomExpress Design Fee for 1520 array order	1520 +/- 15 arrays	$	[***]
000410	CustomExpress Design Fee for 2280 or greater array order	2280 +/- 20 arrays	$	[***]
000393	CustomExpress Array - 11um features	each	$	[***]
000451	Custom Tiling Array - 11um features	each	$	[***]
000433	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 169
Part	Product Name	Number of Arrays	Total Price
000415	CustomExpress Design Fee for 155 array order	155 +/- 5 arrays	$	[***]
000416	CustomExpress Design Fee for 310 array order	310 +/- 10 arrays	$	[***]
000417	CustomExpress Design Fee for 620 array order	620 +/- 15 arrays	$	[***]
000418	CustomExpress Design Fee for 930 or greater array order	930 +/- 20 arrays	$	[***]
000392	CustomExpress Array - 11um features	each	$	[***]
000450	Custom Tiling Array - 11um features	each	$	[***]
000432	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 100
Part	Product Name	Number of Arrays	Total Price
000411	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays	$	[***]
000412	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays	$	[***]
000413	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays	$	[***]
000414	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays	$	[***]
000397	CustomExpress Array - 11um features	each	$	[***]
000449	Custom Tiling Array - 11um features	each	$	[***]
000431	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 64
Part	Product Name	Number of Arrays	Total Price
000403	CustomExpress Design Fee for 55 array order	55 +/- 5 arrays	$	[***]
000404	CustomExpress Design Fee for 110 array order	110 +/- 10 arrays	$	[***]
000405	CustomExpress Design Fee for 220 array order	220 +/- 15 arrays	$	[***]
000406	CustomExpress Design Fee for 330 or greater array order	330 +/- 20 arrays	$	[***]
000389	CustomExpress Array - 11 um features	each	$	[***]
000448	Custom Tiling Array - 11um features	each	$	[***]
000430	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress®Array Design 49
Part	Product Name	Number of Arrays	Total Price
000399	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000400	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000401	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000402	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000394	CustomExpress Array -11um features	each	$	[***]
000447	Custom Tiling Array - 11um features	each	$	[***]
000429	Custom Tiling & Exon Array - 5um features	each	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMRTIX
Academic Tier 1
Effective: Sep 2006 US Dollar

NimbleExpress Array Program
Part	Product Name	Contents			Total Price
511298	NimbleExpress Array	contains 1 array			$	[***]
000469	NimbleExpress Design Fee				$	[***]

NimbleExpress Made-to-Order Prokaryotic Arrays
530244	Prokaryotic MTO Array	contains 1 array			$	[***]

Expression Analysis Reagents
Part	Product Name	Contents			Total Price
900542	GeneChip® DNA Labeling Reagent, 7.5 mM	sufficient for 30 reactions			$	[***]
900585	GeneChip® Blood RNA Concentration Kit	sufficient for 30 reactions			$	[***]
900586	GeneChip® Globin-Reduction RNA Controls	sufficient for 12 reactions			$	[***]
900433	GeneChip® Eukaryotic Poly-A RNA Control Kit	sufficient for approx. 100 reactions			$	[***]
900371	GeneChip® Sample Cleanup Module	sufficient for 30 reactions			$	[***]
900375	GeneChip® T7-Oligo(dT) Promoter Primer Kit	sufficient for 150 reactions			$	[***]
900301	Control Oligo B2, 3nM (also included in 900454 and 900457)	sufficient for 30 reactions			$	[***]
900449	IVT Labeling Kit	sufficient for 30 reactions			$	[***]
900547	IVT cRNA Cleanup Kit	sufficient for 30 reactions			$	[***]
900431	One-Cycle cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900432	Two-Cycle cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900686	GeneChip® HT One-Cycle Target Labeling and Control Kit	sufficient for 96 reactions			$	[***]
900687	GeneChip® HT One-Cycle cDNA Synthesis Kit	sufficient for 96 reactions			$	[***]
900688	GeneChip® HT IVT Labeling Kit	sufficient for 96 reactions			$	[***]
900493	GeneChip® Expression 3' Amplification One-Cycle Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900494	GeneChip® Expression 3' Amplification Two-Cycle Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900454	GeneChip® Expression 3' Amplification Reagents - Hybridization Controls	sufficient for 30 reactions			$	[***]
900457	GeneChip® Expression 3' Amplification Reagents - Hybridization Controls	sufficient for 150 reactions			$	[***]
900720	GeneChip® Hybridization Wash and Stain Kit	sufficient for 30 reactions			$	[***]
900721	Wash Buffer A	800 mL			$	[***]
900722	Wash Buffer B	600 mL			$	[***]

Expression AnalysisWT Reagents
Part	Product Name	Contents				Total Price
900652	WT Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900673	WT cDNA Synthesis and Amplification Kit	sufficient for 30 reactions			$	[***]
900671	WT Terminal Labeling Kit	sufficient for 30 reactions			$	[***]
900812	WT Double-Stranded DNA Terminal Labeling Kit	sufficient for 30 reactions			$	[***]
900813	WT Double-Stranded cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900672	WT cDNA Synthesis and Amplification Kit	sufficient for 10 reactions			$	[***]
900670	WT Terminal Labeling Kit	sufficient for 10 reactions			$	[***]
900811	WT Amplified Double-Stranded cDNA Synthesis Kit	sufficient for 10 reactions			$	[***]

Expression Analysis Accessories
900223	Expression Analysis Technical Manual				$	[***]

DNA Analysis
GeneChip® Human Mapping 10 K System
Part	Product Name	Contents		Per Array	Total Price
900540	GeneChip® Human Mapping 10K 2.0 Xba Array	contains 30 arrays	$	[***]	$	[***]
900446	GeneChip® Human Mapping 10K Xba 131 Array	contains 30 arrays	$	[***]	$	[***]
900441	GeneChip® Human Mapping 10K Xba Assay Kit	sufficient for 30 reactions			$	[***]
900534	Affymetrix PCR Primer 001	sufficient for 100 reactions			$	[***]
900548	GeneChip® Human Mapping 10K 2.0 Training Kit	each			$	[***]
000386	GeneChip® Human Mapping 10K Training	each			$	[***]

GeneChip®Human Mapping 100K System
Part	Product Name	Contents		Per Array	Total Price
900518	GeneChip® Human Mapping 50K Xba Array	contains 30 arrays	$	[***]	$	[***]
900523	GeneChip® Human Mapping 50K Hind Array	contains 30 arrays	$	[***]	$	[***]
900520	GeneChip® Human Mapping 50K Xba Assay Kit	sufficient for 30 reactions			$	[***]
900521	GeneChip® Human Mapping 50K Hind Assay Kit	sufficient for 30 reactions			$	[***]
900807	GeneChip® Human Mapping 50K Xba Adaptor	sufficient for 30 reactions			$	[***]
900808	GeneChip® Human Mapping 50K Hind Adaptor	sufficient for 30 reactions			$	[***]
900549	GeneChip® Human Mapping 50K Xba Training Kit	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Academic Tier 1
Effective: Sep 2006 US Dollar

GeneChip® Human Mapping 5OOK System
Part	Product Name	Contents	Per Array		Total Price
900768	GeneChip® Human Mapping 250K Nsp Array	contains 30 arrays	$	[***]	$	[***]
900770	GeneChip® Human Mapping 250K Sty Array	contains 30 arrays	$	[***]	$	[***]
520330	GeneChip® Human Mapping 250K Nsp Array	min. 200 array order, each			$	[***]
520331	GeneChip® Human Mapping 250K Sty Array	min. 200 array order, each			$	[***]
900765	GeneChip® Human Mapping 250K Sty Assay Kit	sufficient for 30 reactions			$	[***]
900766	GeneChip® Human Mapping 250K Nsp Assay Kit	sufficient for 30 reactions			$	[***]
900753	GeneChip® Human Mapping 250K Nsp Assay Kit	sufficient for 100 reactions			$	[***]
900754	GeneChip® Human Mapping 250K Sty Assay Kit	sufficient for 100 reactions			$	[***]
900804	GeneChip® Human Mapping 250K Nsp Adaptor	sufficient for 100 reactions			$	[***]
900805	GeneChip® Human Mapping 250K Sty Adaptor	sufficient for 100 reactions			$	[***]
900806	GeneChip® Human Mapping 250K PCR Primer 002	sufficient for 150 reactions			$	[***]

Targeted Genotyping Arrays
Part	Product Name	Contents	Per Array		Total Price
900602	GeneChip® Universal 3K Tag Array	contains 6 arrays	$	[***]	$	[***]
900578	GeneChip® Universal 3K Tag Array	contains 96 arrays	$	[***]	$	[***]
900659	GeneChip® Universal 5K Tag Array	contains 6 arrays	$	[***]	$	[***]
900660	GeneChip® Universal 5K Tag Array	contains 96 arrays	$	[***]	$	[***]
900604	GeneChip® Universal 10K Tag Array	contains 6 arrays	$	[***]	$	[***]
900580	GeneChip® Universal 10K Tag Array	contains 96 arrays	$	[***]	$	[***]
900857	GeneChip® Universal 25K Tag Array	contains 6 arrays	$	[***]	$	[***]
900858	GeneChip® Universal 25K Tag Array	contains 96 arrays	$	[***]	$	[***]

Targeted Genotyping Custom Reagents
Part	Product Name	Contents			Total Price
900685	GeneChip® Custom Genotyping 1.5K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900875	GeneChip® Custom Genotyping 3K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900876	GeneChip® Custom Genotyping 5K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900877	GeneChip® Custom Genotyping 10K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900830	GeneChip® Custom Genotyping 20K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]

Targeted Genotyping Standard Reagents
Part	Product Name	Contents			Total Price
900866	Targeted Genotyping Human Panel 1 10K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900867	Targeted Genotyping Human Panel 2 10K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900827	Targeted Genotyping Human Panel 1 & 2 20K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900868	Targeted Genotyping Human 9K Immune-Inflammation Kit, 1.5	sufficient for 24 reactions			$	[***]
900871	Targeted Genotyping Human 3K MALD Kit, 1.5	sufficient for 24 reactions			$	[***]
900869	Targeted Genotyping Mouse Mapping 5K Kit, 1.5	sufficient for 24 reactions			$	[***]
900872	Targeted Genotyping Rat Panel 1 5K Kit, 1.5	sufficient for 24 reactions			$	[***]
900870	Targeted Genotyping Bovine Mapping 10K Kit, 1.5	sufficient for 24 reactions			$	[***]

Whole Genome Association Services
000563	GeneChip® Human Mapping 500K Services	each			$	[***]

MIP Genotyping Services
Part	Product Name	Contents			Total Price
000531	5K Mouse MIP Genotyping Services	min. 100 sample order, each			$	[***]
000532	10KcSNP Panel 1 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000533	10KcSNP Panel 2 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000534	20K cSNP MIP Genotyping Services	min. 100 sample order, each			$	[***]
000535	3K MALD MIP Genotyping Services	min. 100 sample order, each			$	[***]
000536	9K Imm-inflam MIP Genotyping Services	min. 100 sample order, each			$	[***]
000537	5K Rat Panel 1 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000538	10K Bovine MIP Genotyping Services	min. 100 sample order, each			$	[***]
000539	DMET MIP Genotyping Services	min. 20 sample order, each			$	[***]
000541	1.5K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000542	3K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000543	5K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000544	10K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000545	20K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000546	1K Supplemental Custom MIP Genotyping Service	min. 500 sample order, each			$	[***]
000547	1.5K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000548	2K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000549	2.5K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000550	3K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000560	Whole Genome Amplification Services	sample			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMRTIX
Academic Tier 1
Effective: Sep 2006 US Dollar

Discovery Services
Part	Product Name	Contents			Total Price
000553	MRD for SNP Discovery Services	min. 500 amplicon order, each			$	[***]

GeneChip® CustomSeq® Resequencing Arrays
Part	Product Name	Contents	Per Array		Total Price
900886	GeneChip® Mitochondrial Resequencing 2.0 Array	contains 5 arrays	$	[***]	$	[***]
000527	CustomSeq Resequencing 50kb Array Design Fee for 1 wafer order	155 arrays			$	[***]
000528	CustomSeq Resequencing 50kb Array Design Fee for 2 wafer order	310 arrays			$	[***]
000529	CustomSeq Resequencing 50kb Array Design Fee for 4 wafer order	620 arrays			$	[***]
000530	CustomSeq Resequencing 50kb Array Design Fee for 6 wafer order	930 arrays			$	[***]
511445	CustomSeq Resequencing 50KB Array (1st Lot)	each			$	[***]
000505	CustomSeq Resequencing 100kb Array Design Fee for 1 wafer order	90 arrays			$	[***]
000506	CustomSeq Resequencing 100kb Array Design Fee for 2 wafers order	180 arrays			$	[***]
000507	CustomSeq Resequencing 100kb Array Design Fee for 4 wafers order	270 arrays			$	[***]
000508	CustomSeq Resequencing 100kb Array Design Fee for 6 wafers order	540 arrays			$	[***]
511336	CustomSeq Resequencing 100KB Array (1st Lot)	each			$	[***]
000509	CustomSeq Resequencing 300kb Array Design Fee for 1 wafer order	45 arrays			$	[***]
000510	CustomSeq Resequencing 300kb Array Design Fee for 2 wafers order	90 arrays			$	[***]
000511	CustomSeq Resequencing 300kb Array Design Fee for 4 wafers order	180 arrays			$	[***]
000512	CustomSeq Resequencing 300kb Array Design Fee for 6 wafers order	270 arrays			$	[***]
511337	CustomSeq Resequencing 300KB Array (1st Lot)	each			$	[***]
900447	GeneChip® Resequencing Reagent Kit	sufficient for 30 reactions			$	[***]
520016	GeneChip® SARS Resequencing Array	each			$	[***]

Instrument and Software Systems
GeneChip® Instrument Systems
High Throughput Scanner
Part	Product Name				Total Price
00-0172	GeneChip® HT Scanner				$	[***]

Complete Instrument System
Part	Product Name				Total Price
00-0185	GeneChip® 3000 Targeted Genotyping System, NA				$	[***]
00-0212	GeneChip® Scanner 3000 7G System, NA				$	[***]
00-0217	GeneChip® 3000 7G w/Workstation and AutoLoader, NA				$	[***]
00-0162	GeneChip® Array Station, NA				$	[***]

Scanner System with Workstation
00-0211	GeneChip® Scanner 3000 7G w/Workstation				$	[***]
00-0214	GA2500 to GCS3000 7G Upgrade				$	[***]
00-0215	GeneChip® 3000 7G w/Workstation and AutoLoader				$	[***]

GeneChip® System Components
Part	Product Name				Total Price
00-0183	GeneChip® 3000 Targeted Genotyping 7G Upgrade				$	[***]
00-0205	GeneChip® 3000 7G Field Upgrade				$	[***]
00-0206	GeneChip® 3000 7G Targeted Genotyping 4C Upgrade				$	[***]
00-0210	GeneChip® Scanner 3000 7G				$	[***]
00-0223	GeneChip® 3000 Targeted Genotyping Upgrade for S/N 547				$	[***]

QC Toolbox
Part	Product Name				Total Price
00-0225	QC Toolbox Software Kit, Version 2				$	[***]

Node System
00-0104	GeneChip® 3000 Node U.S./Canada				$	[***]

Fluldics Station 450
00-0079	Fluidics Station 450				$	[***]
00-0081	Fluidics Station 450 Upgrade U.S./Canada				$	[***]

Hybridization Oven 640
800138	Hybridization Oven 640 (110V)				$	[***]
800139	Hybridization Oven 640 (220V)				$	[***]

Prices subject tochange without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMRTIX
Academic Tier 1
Effective: Sep 2006 US Dollar

Probe Array Cartridge Carriers
Part	Product Name	Contents	Total Price
90-0356	GeneChip® Probe Array Cartridge Carriers	Red (qty 2)	$	[***]
90-0357	GeneChip® Probe Array Cartridge Carriers	Green (qty 2)	$	[***]
90-0358	GeneChip® Probe Array Cartridge Carriers	Purple (qty 2)	$	[***]
90-0359	GeneChip® Probe Array Cartridge Carriers	White (qty 2)	$	[***]

AutoLoader
Part	Product Name		Total Price
00-0179	2D Handheld Barcode Reader		$	[***]
00-0093	External Barcode Reader Holder		$	[***]
00-0094	AutoLoader Carousel		$	[***]
00-0111	Uninterruptible Power Supply, NA		$	[***]
00-0129	AutoLoader Upgrw/EBR-GCS 3000 S/N 502		$	[***]
00-0090	AutoLoader Upgrade with EBR & Holder		$	[***]

Affymetrix® Software Solutions
Software Solutions
Management Storage Solutions
690035	GeneChip® Operating Software Server Basic Package	annual licenses	$	[***]
800143	LIMS Server Hardware Standard		$	[***]

External Developer Program
Part	Product Name	Description	Total Price
690033	GCOS Development Server Software	geographic license annual subscription	$	[***]
690034	GCOS Development Client Software		$	[***]
000350	Software Training	per hour	$	[***]

Software Combination Packages
Software Combination Packages
Desktop Packages
00-0180	Dual Processor Instrument Control Workstation with GCOS		$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 2
Price List for Biotech Customers

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

GenfiChin® Arrays & Reagents
GeneChip ® arrays are analysed with GeneChip ® instruments and software systems only
Expression Analysis

Human Arrays
Part	Product Name	Contents		Per Array		Total Price
900366	GeneChip® Human Genome U133A Array	contains 5 arrays	$	[***]	$	[***]
900367	GeneChip® Human Genome U133A Array	contains 30 arrays	$	[***]	$	[***]
900470	GeneChip® Human Genome U133 Plus 2.0	contains 2 arrays	$	[***]	$	[***]
900466	GeneChip® Human Genome U133 Plus 2.0	contains 6 arrays	$	[***]	$	[***]
900467	GeneChip® Human Genome U133 Plus 2.0	contains 30 arrays	$	[***]	$	[***]
900471	GeneChip® Human Genome U133A 2,0	contains 2 arrays	$	[***]	$	[***]
900468	GeneChip® Human Genome U133A 2.0	contains 6 arrays	$	[***]	$	[***]
900469	GeneChip® Human Genome U133A 2.0	contains 30 arrays	$	[***]	$	[***]
900368	GeneChip® Human Genome U133B Array	contains 5 arrays	$	[***]	$	[***]
900369	GeneChip® Human Genome U133B Array	contains 30 arrays	$	[***]	$	[***]
900370	GeneChip® Human Genome U133 Set	contains 5 U133A and 5 U133B human arrays	$	[***]	$	[***]
900444	GeneChip® Human Genome U133 Set	contains 30 U133A and 30 U133B human arrays	$	[***]	$	[***]
900377	GeneChip® Human Genome Focus Array	contains 5 arrays	$	[***]	$	[***]
900376	GeneChip® Human Genome Focus Array	contains 30 arrays	$	[***]	$	[***]
900649	GeneChip® Human Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900650	GeneChip® Human Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900651	GeneChip® Human Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900653	GeneChip® Human Exon 1.0 ST Array Training Kit	each			$	[***]
900654	GeneChip® Human Exon 1.0 ST Array Starter Pack	each			$	[***]

Human Tiling Arrays
900779	GeneChip® Human Tiling 2.0R A Array	contains 6 arrays	$	[***]	$	[***]
900780	GeneChip® Human Tiling 2.0R B Array	contains 6 arrays	$	[***]	$	[***]
900781	GeneChip® Human Tiling 2.0R C Array	contains 6 arrays	$	[***]	$	[***]
900782	GeneChip® Human Tiling 2.0R D Array	contains 6 arrays	$	[***]	$	[***]
900783	GeneChip® Human Tiling 2.0R E Array	contains 6 arrays	$	[***]	$	[***]
900784	GeneChip® Human Tiling 2.0R F Array	contains 6 arrays	$	[***]	$	[***]
900785	GeneChip® Human Tiling 2.0R G Array	contains 6 arrays	$	[***]	$	[***]
900772	GeneChip® Human Tiling 2.0R Array Set	contains 7 arrays	$	[***]	$	[***]
900774	GeneChip® Human Tiling 1.0R Array Set	contains 14 arrays	$	[***]	$	[***]
900775	GeneChip® Human Promoter 1.0R Array	contains 2 arrays	$	[***]	$	[***]
900776	GeneChip® Human Promoter 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900777	GeneChip® Human Promoter 1.0R Array	contains 30 arrays	$	[***]	$	[***]
900545	GeneChip® Chromosome 21/22 1.0F Array Set	contains 6 arrays	$	[***]	$	[***]
900546	GeneChip® Chromosome 21/22 1.0R Array Set	contains 6 arrays	$	[***]	$	[***]
900544	GeneChip® ENCODE01 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900543	GeneChip® ENCODE01 1.0F Array	contains 6 arrays	$	[***]	$	[***]

Rat Arrays
900404	GeneChip® Rat Expression Array 230A	contains 5 arrays	$	[***]	$	[***]
900405	GeneChip® Rat Expression Array 230A	contains 30 arrays	$	[***]	$	[***]
900505	GeneChip® Rat Genome 230 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900506	GeneChip® Rat Genome 230 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900507	GeneChip® Rat Genome 230 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900406	GeneChip® Rat Expression Array 230B	contains 5 arrays	$	[***]	$	[***]
900407	GeneChip® Rat Expression Array 230B	contains 30 arrays	$	[***]	$	[***]
900408	GeneChip® Rat Expression Set 230	contains 5 230A and 5 rat 230B arrays	$	[***]	$	[***]
900442	GeneChip® Rat Expression Set 230	contains 30 230A and 30 rat 230B arrays	$	[***]	$	[***]
900820	GeneChip® Rat Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900821	GeneChip® Rat Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900822	GeneChip® Rat Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900855	GeneChip® Rat Exon 1.0 ST Array Training Kit	each			$	[***]
900848	GeneChip® Rat Exon 1.0 ST Array Starter Pack	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

Mouse Arrays
Part	Product Name	Contents		Per Array		Total Price
900412	GeneChip® Mouse Expression Array 430A	contains 5 arrays	$	[***]	$	[***]
900413	GeneChip® Mouse Expression Array 430A	contains 30 arrays	$	[***]	$	[***]
900495	GeneChip® Mouse Genome 430 2.0	contains 2 arrays	$	[***]	$	[***]
900496	GeneChip® Mouse Genome 430 2.0	contains 6 arrays	$	[***]	$	[***]
900497	GeneChip® Mouse Genome 430 2.0	contains 30 arrays	$	[***]	$	[***]
900498	GeneChip® Mouse Genome 430A 2.0	contains 2 arrays	$	[***]	$	[***]
900499	GeneChip® Mouse Genome 430A 2.0	contains 6 arrays	$	[***]	$	[***]
900500	GeneChip® Mouse Genome 430A 2.0	contains 30 arrays	$	[***]	$	[***]
900414	GeneChip® Mouse Expression Array 430B	contains 5 arrays	$	[***]	$	[***]
900415	GeneChip® Mouse Expression Array 430B	contains 30 arrays	$	[***]	$	[***]
900416	GeneChip® Mouse Expression Set 430	contains 5 430A and 5 430B mouse arrays	$	[***]	$	[***]
900443	GeneChip® Mouse Expression Set 430	contains 30 430A and 30 430B mouse arrays	$	[***]	$	[***]
900817	GeneChip® Mouse Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900818	GeneChip® Mouse Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900819	GeneChip® Mouse Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900831	GeneChip® Mouse Exon 1.0 ST Array Starter Pack	each			$	[***]
900854	GeneChip® Mouse Exon 1.0 ST Array Training Kit	each			$	[***]

Mouse Tiling Arrays
900894	GeneChip® Mouse Tiling 2.0R A Array	contains 6 arrays	$	[***]	$	[***]
900896	GeneChip® Mouse Tiling 2.0R B Array	contains 6 arrays	$	[***]	$	[***]
900897	GeneChip® Mouse Tiling 2.0R C Array	contains 6 arrays	$	[***]	$	[***]
900895	GeneChip® Mouse Tiling 2.0R D Array	contains 6 arrays	$	[***]	$	[***]
900898	GeneChip® Mouse Tiling 2.0R E Array	contains 6 arrays	$	[***]	$	[***]
900899	GeneChip® Mouse Tiling 2.0R F Array	contains 6 arrays	$	[***]	$	[***]
900900	GeneChip® Mouse Tiling 2.0R G Array	contains 6 arrays	$	[***]	$	[***]
900852	GeneChip® Mouse Tiling 2.0R Array Set	contains 7 arrays	$	[***]	$	[***]
900853	GeneChip® Mouse Tiling 1.1R Array Set	contains 14 arrays	$	[***]	$	[***]
900889	GeneChip® Mouse Promoter 1.0R Array	contains 2 arrays	$	[***]	$	[***]
900890	GeneChip® Mouse Promoter 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900891	GeneChip® Mouse Promoter 1.0R Array	contains 30 arrays	$	[***]	$	[***]

Arabidopsis Arrays
900385	GeneChip® Arabidopsis ATH1 Genome Array	contains 5 arrays	$	[***]	$	[***]
900386	GeneChip® Arabidopsis ATH1 Genome Array	contains 30 arrays	$	[***]	$	[***]
900594	GeneChip® Arabidopsis Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Bovine Arrays
900561	GeneChip® Bovine Genome Array	contains 2 arrays	$	[***]	$	[***]
900562	GeneChip® Bovine Genome Array	contains 6 arrays	$	[***]	$	[***]
900563	GeneChip® Bovine Genome Array	contains 30 arrays	$	[***]	$	[***]

Canine Arrays
900725	GeneChip® Canine Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900726	GeneChip® Canine Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900727	GeneChip® Canine Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900489	GeneChip® Canine Genome Array	contains 5 arrays	$	[***]	$	[***]
900490	GeneChip® Canine Genome Array	contains 30 arrays	$	[***]	$	[***]

C. elegans Arrays
900383	GeneChip® C. elegans Genome Array	contains 5 arrays	$	[***]	$	[***]
900384	GeneChip® C. elegans Genome Array	contains 30 arrays	$	[***]	$	[***]
900935	GeneChip® C. elegans Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Chicken Arrays
900590	GeneChip® Chicken Genome Array	contains 2 arrays	$	[***]	$	[***]
900591	GeneChip® Chicken Genome Array	contains 6 arrays	$	[***]	$	[***]
900592	GeneChip® Chicken Genome Array	contains 30 arrays	$	[***]	$	[***]

Citrus Arrays
900731	GeneChip® Citrus Genome Array	contains 2 arrays	$	[***]	$	[***]
900732	GeneChip® Citrus Genome Array	contains 6 arrays	$	[***]	$	[***]
900733	GeneChip® Citrus Genome Array	contains 30 arrays	$	[***]	$	[***]

Drosophila Arrays
900531	GeneChip® Drosophila Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900532	GeneChip® Drosophila Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900533	GeneChip® Drosophila Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900335	GeneChip® Drosophila Genome Array	contains 5 arrays	$	[***]	$	[***]
900336	GeneChip® Drosophila Genome Array	contains 30 arrays	$	[***]	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

E. coli Arrays
Part	Product Name	Contents		Per Array		Total Price
900550	GeneChip® E. coli Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900551	GeneChip® E. coli Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900552	GeneChip® E. coli Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900381	GeneChip® E. coli Antisense Genome Array	contains 5 arrays	$	[***]	$	[***]
900382	GeneChip® E. coli Antisense Genome Array	contains 30 arrays	$	[***]	$	[***]

Maize Arrays
900614	GeneChip® Maize Genome Array	contains 2 arrays	$	[***]	$	[***]
900615	GeneChip® Maize Genome Array	contains 6 arrays	$	[***]	$	[***]
900616	GeneChip® Maize Genome Array	contains 30 arrays	$	[***]	$	[***]

Medicago Arrays
900734	GeneChip® Medicago Genome Array	contains 2 arrays	$	[***]	$	[***]
900735	GeneChip® Medicago Genome Array	contains 6 arrays	$	[***]	$	[***]
900736	GeneChip® Medicago Genome Array	contains 30 arrays	$	[***]	$	[***]

P. aeruginosa Arrays
900339	GeneChip® P. aeruginosa Genome Array	contains 5 arrays	$	[***]	$	[***]
900340	GeneChip® P. aeruginosa Genome Array	contains 30 arrays	$	[***]	$	[***]

Plasmodium/Anopheles Arrays
900511	GeneChip® Plasmodium/Anopheles Genome Array	contains 2 arrays	$	[***]	$	[***]
900512	GeneChip® Plasmodium/Anopheles Genome Array	contains 6 arrays	$	[***]	$	[***]

Poplar Arrays
900728	GeneChip® Poplar Genome Array	contains 2 arrays	$	[***]	$	[***]
900729	GeneChip® Poplar Genome Array	contains 6 arrays	$	[***]	$	[***]
900730	GeneChip® Poplar Genome Array	contains 30 arrays	$	[***]	$	[***]

Porcine Arrays
900623	GeneChip® Porcine Genome Array	contains 2 arrays	$	[***]	$	[***]
900624	GeneChip® Porcine Genome Array	contains 6 arrays	$	[***]	$	[***]
900625	GeneChip® Porcine Genome Array	contains 30 arrays	$	[***]	$	[***]

Rhesus Macaque Arrays
900655	GeneChip® Rhesus Macaque Genome Array	contains 2 arrays	$	[***]	$	[***]
900656	GeneChip® Rhesus Macaque Genome Array	contains 6 arrays	$	[***]	$	[***]
900657	GeneChip® Rhesus Macaque Genome Array	contains 30 arrays	$	[***]	$	[***]

Rice Arrays
900599	GeneChip® Rice Genome Array	contains 2 arrays	$	[***]	$	[***]
900600	GeneChip® Rice Genome Array	contains 6 arrays	$	[***]	$	[***]
900601	GeneChip® Rice Genome Array	contains 30 arrays	$	[***]	$	[***]

Soy Arrays
900525	GeneChip® Soy Genome Array	contains 2 arrays	$	[***]	$	[***]
900526	GeneChip® Soy Genome Array	contains 6 arrays	$	[***]	$	[***]

Sugar Cane Arrays
900626	GeneChip® Sugar Cane Genome Array	contains 2 arrays	$	[***]	$	[***]
900627	GeneChip® Sugar Cane Genome Array	contains 6 arrays	$	[***]	$	[***]
900628	GeneChip® Sugar Cane Genome Array	contains 30 arrays	$	[***]	$	[***]

Test Arrays
900341	GeneChip® Test3 Array	contains 5 arrays	$	[***]	$	[***]
900342	GeneChip® Test3 Array	contains 30 arrays	$	[***]	$	[***]

Tomato Arrays
900737	GeneChip® Tomato Genome Array	contains 2 arrays	$	[***]	$	[***]
900738	GeneChip® Tomato Genome Array	contains 6 arrays	$	[***]	$	[***]
900739	GeneChip® Tomato Genome Array	contains 30 arrays	$	[***]	$	[***]

V. vinifera Arrays
900509	GeneChip® V. vinifera Genome Array	contains 2 arrays	$	[***]	$	[***]
900510	GeneChip® V. vinifera Genome Array	contains 6 arrays	$	[***]	$	[***]

Wheat Arrays
Part	Product Name	Per Array		Per Array		Total Price
900558	GeneChip® Wheat Genome Array	contains 2 arrays	$	[***]	$	[***]
900559	GeneChip® Wheat Genome Array	contains 6 arrays	$	[***]	$	[***]
900560	GeneChip® Wheat Genome Array	contains 30 arrays	$	[***]	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

Xenopus Arrays
900491	GeneChip® Xenopus Genome Array	contains 5 arrays	$	[***]	$	[***]
900492	GeneChip® Xenopus Genome Array	contains 30 arrays	$	[***]	$	[***]

Yeast Arrays
900553	GeneChip® Yeast Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900554	GeneChip® Yeast Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900555	GeneChip® Yeast Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900256	GeneChip® Yeast Genome S98 Array	contains 5 arrays	$	[***]	$	[***]
900285	GeneChip® Yeast Genome S98 Array	contains 30 arrays	$	[***]	$	[***]
900645	GeneChip® S. cerevisiae Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900647	GeneChip® S. pombe Tiling 1.0FR Array	contains 6 arrays	$	[***]	$	[***]

Zebrafish Arrays
900487	GeneChip® Zebrafish Genome Array	contains 5 arrays	$	[***]	$	[***]
900488	GeneChip® Zebrafish Genome Array	contains 30 arrays	$	[***]	$	[***]

Made-to-Order: Select Custom Expression Arrays
900513	GeneChip® B. subtilis Genome Array	contains 6 arrays	$	[***]	$	[***]
900514	GeneChip® S. aureus Genome Array	contains 6 arrays	$	[***]	$	[***]
900515	GeneChip® Barley Genome Array	contains 6 arrays	$	[***]	$	[***]
900516	GeneChip® Human X3P Array	contains 6 arrays	$	[***]	$	[***]
900588	GeneChip® Drosophila Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Made-to-Order Array Program
Part	Product Name	Number of Arrays		Per Array Price
510429	GeneChip® Arabidopsis Genome Array (previous generation)	40 +/- 5 arrays	$	[***]
510051	GeneChip® E. coli Genome Array (Sense)	40 +/- 5 arrays	$	[***]
510332	GeneChip® Human Cancer G110 Array	90 +/- 5 arrays	$	[***]
510137	GeneChip® HuGeneFL Array	40 +/- 5 arrays	$	[***]
510559	GeneChip® Human Genome U95Av2 Array	40 +/- 5 arrays	$	[***]
510462	GeneChip® Human Genome U95B Array	40 +/- 5 arrays	$	[***]
510463	GeneChip® Human Genome U95C Array	40 +/- 5 arrays	$	[***]
510464	GeneChip® Human Genome U95D Array	40 +/- 5 arrays	$	[***]
510465	GeneChip® Human Genome U96E Array	40 +/- 5 arrays	$	[***]
510243	GeneChip® Mu11KsubA Genome Array	40 +/- 5 arrays	$	[***]
510244	GeneChip® Mu11KsubB Genome Array	40 +/- 5 arrays	$	[***]
510318	GeneChip® Tag 3 Probe Array	90 +/- 5 arrays	$	[***]
510424	GeneChip® Rat Neurobiology U34 Array	160+/- 5 arrays	$	[***]
510330	GeneChip® Rat Toxicology U34 Array	160 +/- 5 arrays	$	[***]
510338	GeneChip® Rat Genome U34A Array	40 +/- 5 arrays	$	[***]
510339	GeneChip® Rat Genome U34B Array	40 +/- 5 arrays	$	[***]
510340	GeneChip® Rat Genome U34C Anray	40 +/- 5 arrays	$	[***]
510568	GeneChip® Murine Genome U74Av2 Array	40 +/- 5 arrays	$	[***]
510570	GeneChip® Murine Genome U74Bv2 Array	40 +/- 5 arrays	$	[***]
510571	GeneChip® Murine Genome U74Cv2 Array	40 +/- 5 arrays	$	[***]

GeneChip® CustomExpress® Array Design 100-2187
Part	Product Name	Number of Arrays		Total Price
000356	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays	$	[***]
000357	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays	$	[***]
000358	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays	$	[***]
000359	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays	$	[***]
000390	CustomExpress Array -11um features	each	$	[***]
000455	Custom Tiling Array -11um features	each	$	[***]
000437	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 100-3660
Part	Product Name	Number of Arrays		Total Price
000321	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays	$	[***]
000322	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays	$	[***]
000323	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays	$	[***]
000324	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays	$	[***]
000391	CustomExpress Array -11um features	each	$	[***]
000454	Custom Tiling Array -11um features	each	$	[***]
000436	Custom Tiling & Exon Array - 5um features	each	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

GeneChip® CustomExpress® Array Design 49-5241
Part	Product Name	Number of Arrays		Total Price
000372	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000373	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000374	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000375	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000395	CustomExpress Array -11urn features	each	$	[***]
000453	Custom Tiling Array -11um features	each	$	[***]
000435	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 49-7875
Part	Product Name	Number of Arrays		Total Price
000364	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000365	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000366	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000367	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000396	CustomExpress Array -11um features	each	$	[***]
000452	Custom Tiling Array -11um features	each	$	[***]
000434	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 400
Part	Product Name	Number of Arrays		Total Price
000407	CustomExpress Design Fee for 380 array order	380 +/- 5 arrays	$	[***]
000408	CustomExpress Design Fee for 760 array order	760 +/- 10 arrays	$	[***]
000409	CustomExpress Design Fee for 1520 array order	1520 +/- 15 arrays	$	[***]
000410	CustomExpress Design Fee for 2280 or greater array order	2280 +/- 20 arrays	$	[***]
000393	CustomExpress Array -11um features	each	$	[***]
000451	Custom Tiling Array -11um features	each	$	[***]
000433	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 169
Part	Product Name	Number of Arrays		Total Price
000415	CustomExpress Design Fee for 155 array order	155 +/- 5 arrays	$	[***]
000416	CustomExpress Design Fee for 310 array order	310 +/- 10 arrays	$	[***]
000417	CustomExpress Design Fee for 620 array order	620 +/- 15 arrays	$	[***]
000418	CustomExpress Design Fee for 930 or greater array order	930 +/- 20 arrays	$	[***]
000392	CustomExpress Array -11um features	each	$	[***]
000450	Custom Tiling Array -11um features	each	$	[***]
000432	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 100
Part	Product Name	Number of Arrays		Total Price
000411	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays	$	[***]
000412	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays	$	[***]
000413	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays	$	[***]
000414	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays	$	[***]
000397	CustomExpress Array -11um features	each	$	[***]
000449	Custom Tiling Array -11um features	each	$	[***]
000431	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 64
Part	Product Name	Number of Arrays		Total Price
000403	CustomExpress Design Fee for 55 array order	55 +/- 5 arrays	$	[***]
000404	CustomExpress Design Fee for 110 array order	110 +/- 10 arrays	$	[***]
000405	CustomExpress Design Fee for 220 array order	220 +/- 15 arrays	$	[***]
000406	CustomExpress Design Fee for 330 or greater array order	330 +/- 20 arrays	$	[***]
000389	CustomExpress Array -11um features	each	$	[***]
000448	Custom Tiling Array -11 um features	each	$	[***]
000430	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 49
Part	Product Name	Number of Arrays		Total Price
000399	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000400	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000401	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000402	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000394	CustomExpress Array -11um features	each	$	[***]
000447	Custom Tiling Array - 11um features	each	$	[***]
000429	Custom Tiling & Exon Array - 5um features	each	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

NimbleExpress Array Program
Part	Product Name	Contents				Total Price
511298	NimbleExpress Array	contains 1 array			$	[***]
000469	NimbleExpress Design Fee				$	[***]

NimbleExpress Made-to-Order Prokaryotic Arrays
530244	Prokaryotic MTO Array	contains 1 array			$	[***]

Expression Analysis Reagents
Part	Product Name	Contents				Total Price
900542	GeneChip® DNA Labeling Reagent, 7.5 mM	sufficient for 30 reactions			$	[***]
900585	GeneChip® Blood RNA Concentration Kit	sufficient for 30 reactions			$	[***]
900586	GeneChip® Globin-Reduction RNA Controls	sufficient for 12 reactions			$	[***]
900433	GeneChip® Eukaryotic Poly-A RNA Control Kit	sufficient for approx. 100 reactions			$	[***]
900371	GeneChip® Sample Cleanup Module	sufficient for 30 reactions			$	[***]
900375	GeneChip® T7-Oligo(dT) Promoter Primer Kit	sufficient for 150 reactions			$	[***]
900301	Control Oligo B2, 3nM (also included in 900454 and 900457)	sufficient for 30 reactions			$	[***]
900449	IVT Labeling Kit	sufficient for 30 reactions			$	[***]
900547	IVT cRNA Cleanup Kit	sufficient for 30 reactions			$	[***]
900431	One-Cycle cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900432	Two-Cycle cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900686	GeneChip® HT One-Cycle Target Labeling and Control Kit	sufficient for 96 reactions			$	[***]
900687	GeneChip® HT One-Cycle cDNA Synthesis Kit	sufficient for 96 reactions			$	[***]
900688	GeneChip® HT IVT Labeling Kit	sufficient for 96 reactions			$	[***]
900493	GeneChip® Expression 3' Amplification One-Cycle Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900494	GeneChip® Expression 3' Amplification Two-Cycle Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900454	GeneChip® Expression 3' Amplification Reagents - Hybridization Controls	sufficient for 30 reactions			$	[***]
900457	GeneChip® Expression 3' Amplification Reagents - Hybridization Controls	sufficient for 150 reactions			$	[***]
900720	GeneChip® Hybridization Wash and Stain Kit	sufficient for 30 reactions			$	[***]
900721	Wash Buffer A	800 mL			$	[***]
900722	Wash Buffer B	600 mL			$	[***]

Expression Analysis WT Reagents
Part	Product Name	Contents				Total Price
900652	WT Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900673	WT cDNA Synthesis and Amplification Kit	sufficient for 30 reactions			$	[***]
900671	WT Terminal Labeling Kit	sufficient for 30 reactions			$	[***]
900812	WT Double-Stranded DNA Terminal Labeling Kit	sufficient for 30 reactions			$	[***]
900813	WT Double-Stranded cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900672	WT cDNA Synthesis and Amplification Kit	sufficient for 10 reactions			$	[***]
900670	WT Terminal Labeling Kit	sufficient for 10 reactions			$	[***]
900811	WT Amplified Double-Stranded cDNA Synthesis Kit	sufficient for 10 reactions			$	[***]

Expression Analysis Accessories
900223	Expression Analysis Technical Manual				$	[***]

DNA Analysis

GeneChip® Human Mapping 10 K System
Part	Product Name	Contents		Per Array		Total Price
900540	GeneChip® Human Mapping 10K 2.0 Xba Array	contains 30 arrays	$	[***]	$	[***]
900446	GeneChip® Human Mapping 10K Xba 131 Array	contains 30 arrays	$	[***]	$	[***]
900441	GeneChip® Human Mapping 10K Xba Assay Kit	sufficient for 30 reactions			$	[***]
900534	Affymetrix PCR Primer 001	sufficient for 100 reactions			$	[***]
900548	GeneChip® Human Mapping 10K 2.0 Training Kit	each			$	[***]
000386	GeneChip® Human Mapping 10K Training	each			$	[***]

GeneChip® Human Mapping 100K System
Part	Product Name	Contents		Per Array		Total Price
900518	GeneChip® Human Mapping 50K Xba Array	contains 30 arrays	$	[***]	$	[***]
900523	GeneChip® Human Mapping 50K Hind Array	contains 30 arrays	$	[***]	$	[***]
900520	GeneChip® Human Mapping 50K Xba Assay Kit	sufficient for 30 reactions			$	[***]
900521	GeneChip® Human Mapping 50K Hind Assay Kit	sufficient for 30 reactions			$	[***]
900807	GeneChip® Human Mapping 50K Xba Adaptor	sufficient for 30 reactions			$	[***]
900808	GeneChip® Human Mapping 50K Hind Adaptor	sufficient for 30 reactions			$	[***]
900549	GeneChip® Human Mapping 50K Xba Training Kit	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMRTIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

GeneChip® Human Mapping 500K System
Part	Product Name	Contents	Per Array		Total Price
900768	GeneChip® Human Mapping 250K Nsp Array	contains 30 arrays	$	[***]	$	[***]
900770	GeneChip® Human Mapping 250K Sty Array	contains 30 arrays	$	[***]	$	[***]
520330	GeneChip® Human Mapping 250K Nsp Array	min. 200 array order, each			$	[***]
520331	GeneChip® Human Mapping 250K Sty Array	min. 200 array order, each			$	[***]
900765	GeneChip® Human Mapping 250K Sty Assay Kit	sufficient for 30 reactions			$	[***]
900766	GeneChip® Human Mapping 250K Nsp Assay Kit	sufficient for 30 reactions			$	[***]
900753	GeneChip® Human Mapping 250K Nsp Assay Kit	sufficient for 100 reactions			$	[***]
900754	GeneChip® Human Mapping 250K Sty Assay Kit	sufficient for 100 reactions			$	[***]
900804	GeneChip® Human Mapping 250K Nsp Adaptor	sufficient for 100 reactions			$	[***]
900805	GeneChip® Human Mapping 250K Sty Adaptor	sufficient for 100 reactions			$	[***]
900806	GeneChip® Human Mapping 250K PCR Primer 002	sufficient for 150 reactions			$	[***]

Targeted Genotyping Arrays
Part	Product Name	Contents	Per Array		Total Price
900602	GeneChip® Universal 3K Tag Array	contains 6 arrays	$	[***]	$	[***]
900578	GeneChip® Universal 3K Tag Array	contains 96 arrays	$	[***]	$	[***]
900659	GeneChip® Universal 5K Tag Array	contains 6 arrays	$	[***]	$	[***]
900660	GeneChip® Universal 5K Tag Array	contains 96 arrays	$	[***]	$	[***]
900604	GeneChip® Universal 10K Tag Array	contains 6 arrays	$	[***]	$	[***]
900580	GeneChip® Universal 10K Tag Array	contains 96 arrays	$	[***]	$	[***]
900857	GeneChip® Universal 25K Tag Array	contains 6 arrays	$	[***]	$	[***]
900858	GeneChip® Universal 25K Tag Array	contains 96 arrays	$	[***]	$	[***]

Targeted Genotyping Custom Reagents
Part	Product Name	Contents			Total Price
900685	GeneChip® Custom Genotyping 1.5K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900875	GeneChip® Custom Genotyping 3K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900876	GeneChip® Custom Genotyping 5K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900877	GeneChip® Custom Genotyping 10K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]
900830	GeneChip® Custom Genotyping 20K SNP Kit, 1.5	suff. for 24 rxn, min.500 rxn order, each			$	[***]

Targeted Genotyping Standard Reagents
Part	Product Name	Contents			Total Price
900866	Targeted Genotyping Human Panel 1 10K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900867	Targeted Genotyping Human Panel 2 10K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900827	Targeted Genotyping Human Panel 1 & 2 20K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900868	Targeted Genotyping Human 9K Immune-Inflammation Kit, 1.5	sufficient for 24 reactions			$	[***]
900871	Targeted Genotyping Human 3K MALD Kit, 1.5	sufficient for 24 reactions			$	[***]
900869	Targeted Genotyping Mouse Mapping 5K Kit, 1.5	sufficient for 24 reactions			$	[***]
900872	Targeted Genotyping Rat Panel 1 5K Kit, 1.5	sufficient for 24 reactions			$	[***]
900870	Targeted Genotyping Bovine Mapping 10K Kit, 1.5	sufficient for 24 reactions			$	[***]

Whole Genome Association Services
000563	GeneChip® Human Mapping 500K Services	each			$	[***]

MIP Genotyping Services
Part	Product Name	Contents			Total Price
000531	5K Mouse MIP Genotyping Services	min. 100 sample order, each			$	[***]
000532	10K cSNP Panel 1 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000533	10K cSNP Panel 2 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000534	20K cSNP MIP Genotyping Services	min. 100 sample order, each			$	[***]
000535	3K MALD MIP Genotyping Services	min. 100 sample order, each			$	[***]
000536	9K Imm-lnflam MIP Genotyping Services	min. 100 sample order, each			$	[***]
000537	5K Rat Panel 1 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000538	10K Bovine MIP Genotyping Services	min. 100 sample order, each			$	[***]
000539	DMET MIP Genotyping Services	min. 20 sample order, each			$	[***]
000541	1.5K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000542	3K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000543	5K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000544	10K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000545	20K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000546	1K Supplemental Custom MIP Genotyping Service	min. 500 sample order, each			$	[***]
000547	1.5K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000548	2K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000549	2.5K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000550	3K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000560	Whole Genome Amplification Services	sample			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

Discovery Services
Part	Product Name		Contents			Total Price
000553	MRD for SNP Discovery Services		min. 500 amplicon order, each			$	[***]

GeneChip® CustomSeq® Resequencing Arrays
Part	Product Name		Contents	Per Array		Total Price
900886	GeneChip® Mitochondrial Resequencing 2.0 Array		contains 5 arrays	$	[***]	$	[***]
000527	CustomSeq Resequencing 50kb Array Design Fee for 1 wafer order		155 arrays			$	[***]
000528	CustomSeq Resequencing 50kb Array Design Fee for 2 wafer order		310 arrays			$	[***]
000529	CustomSeq Resequencing 50kb Array Design Fee for 4 wafer order		620 arrays			$	[***]
000530	CustomSeq Resequencing 50kb Array Design Fee for 6 wafer order		930 arrays			$	[***]
511445	CustomSeq Resequencing 50KB Array (1st Lot)		each			$	[***]
000505	CustomSeq Resequencing 100kb Array Design Fee for 1 wafer order		90 arrays			$	[***]
000506	CustomSeq Resequencing 100kb Array Design Fee for 2 wafers order		180 arrays			$	[***]
000507	CustomSeq Resequencing 100kb Array Design Fee for 4 wafers order		270 arrays			$	[***]
000508	CustomSeq Resequencing 100kb Array Design Fee for 6 wafers order		540 arrays			$	[***]
511336	CustomSeq Resequencing 100KB Array (1st Lot)		each			$	[***]
000509	CustomSeq Resequencing 300kb Array Design Fee for 1 wafer order		45 arrays			$	[***]
000510	CustomSeq Resequencing 300kb Array Design Fee for 2 wafers order		90 arrays			$	[***]
000511	CustomSeq Resequencing 300kb Array Design Fee for 4 wafers order		180 arrays			$	[***]
000512	CustomSeq Resequencing 300kb Array Design Fee for 6 wafers order		270 arrays			$	[***]
511337	CustomSeq Resequencing 300KB Array (1st Lot)		each			$	[***]
900447	GeneChip® Resequencing Reagent Kit		sufficient for 30 reactions			$	[***]
520016	GeneChip® SARS Resequencing Array		each			$	[***]

Instrument and Software Systems
GeneChip® Instrument Systems
High Throughput Scanner
Part	Product Name					Total Price
00-0172	GeneChip® HT Scanner					$	[***]

Complete Instrument System
Part	Product Name					Total Price
00-0185	GeneChip® 3000 Targeted Genotyping System, NA					$	[***]
00-0212	GeneChip® Scanner 3000 7G System, NA					$	[***]
00-0217	GeneChip® 3000 7G w/Workstation and AutoLoader, NA					$	[***]
00-0162	GeneChip® Array Station, NA					$	[***]

Scanner System with Workstation
00-0211	GeneChip® Scanner 3000 7G w/Workstation					$	[***]
00-0214	GA2500 to GCS3000 7G Upgrade					$	[***]
00-0215	GeneChip® 3000 7G w/Workstation and AutoLoader					$	[***]

GeneChip® System Components
Part	Product Name					Total Price
00-0183	GeneChip® 3000 Targeted Genotyping 7G Upgrade					$	[***]
00-0205	GeneChip® 3000 7G Field Upgrade					$	[***]
00-0206	GeneChip® 3000 7G Targeted Genotyping 4C Upgrade					$	[***]
00-0210	GeneChip® Scanner 3000 7G					$	[***]
00-0223	GeneChip® 3000 Targeted Genotyping Upgrade for S/N 547					$	[***]

QC Toolbox
Part	Product Name	%				Total Price
00-0225	QC Toolbox Software Kit, Version 2					$	[***]

Node System
00-0104	GeneChip® 3000 Node U.S./Canada					$	[***]

Fluidics Station 450
00-0079	Fluidics Station 450					$	[***]
00-0081	Fluidics Station 450 Upgrade U.S./Canada					$	[***]

Hybridization Oven 640
800138	Hybridization Oven 640 (110V)					$	[***]
800139	Hybridization Oven 640 (220V)					$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
Biotech Tier 1
Effective: Sep 2006 US Dollar

Probe Array Cartridge Carriers
Part	Product Name	Contents	Total Price
90-0356	GeneChip® Probe Array Cartridge Carriers	Red (qty 2)	$	[***]
90-0357	GeneChip® Probe Array Cartridge Carriers	Green (qty 2)	$	[***]
90-0358	GeneChip® Probe Array Cartridge Carriers	Purple (qty 2)	$	[***]
90-0359	GeneChip® Probe Array Cartridge Carriers	White (qty 2)	$	[***]

AutoLoader
Part	Product Name		Total Price
00-0179	2D Handheld Barcode Reader		$	[***]
00-0093	External Barcode Reader Holder		$	[***]
00-0094	AutoLoader Carousel		$	[***]
00-0111	Uninterruptible Power Supply, NA		$	[***]
00-0129	AutoLoader Upgr w/EBR-GCS 3000 S/N 502		$	[***]
00-0090	AutoLoader Upgrade with EBR & Holder		$	[***]

Affymetrix® Software Solutions
Software Solutioins
Management Storage Solutions
690035	GeneChip® Operating Software Server Basic Package	annual licenses	$	[***]
800143	LIMS Server Hardware Standard		$	[***]

External Developer Program
Part	Product Name	Description	Total Price
690033	GCOS Development Server Software	geographic license annual subscription	$	[***]
690034	GCOS Development Client Software		$	[***]
000350	Software Training	per hour	$	[***]

Software Combination Packages
Software Combination Packages
Desktop Packages
00-0180	Dual Processor Instrument Control Workstation with GCOS		$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 3
Price List for other Industrial Customers

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

GeneChip® Arrays & Reagents

GeneChip ® arrays are analysed with GeneChip ® instruments and software systems only

Expression Analysis

Human Arrays
Part	Product Name	Contents	Per Array		Total Price
900366	GeneChip® Human Genome U133A Array	contains 5 arrays	$	[***]	$	[***]
900367	GeneChip® Human Genome U133A Array	contains 30 arrays	$	[***]	$	[***]
900470	GeneChip® Human Genome U133 Plus 2.0	contains 2 arrays	$	[***]	$	[***]
900466	GeneChip® Human Genome U133 Plus 2.0	contains 6 arrays	$	[***]	$	[***]
900467	GeneChip® Human Genome U133 Plus 2.0	contains 30 arrays	$	[***]	$	[***]
900471	GeneChip® Human Genome U133A 2.0	contains 2 arrays	$	[***]	$	[***]
900468	GeneChip® Human Genome U133A 2.0	contains 6 arrays	$	[***]	$	[***]
900469	GeneChip® Human Genome U133A 2.0	contains 30 arrays	$	[***]	$	[***]
900368	GeneChip® Human Genome U133B Array	contains 5 arrays	$	[***]	$	[***]
900369	GeneChip® Human Genome U133B Array	contains 30 arrays	$	[***]	$	[***]
900370	GeneChip® Human Genome U133 Set	contains 5 U133A and 5 U133B human arrays	$	[***]	$	[***]
900444	GeneChip® Human Genome U133 Set	contains 30 U133A and 30 U133B human arrays	$	[***]	$	[***]
900377	GeneChip® Human Genome Focus Array	contains 5 arrays	$	[***]	$	[***]
900376	GeneChip® Human Genome Focus Array	contains 30 arrays	$	[***]	$	[***]
900649	GeneChip® Human Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900650	GeneChip® Human Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900651	GeneChip® Human Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900653	GeneChip® Human Exon 1.0 ST Array Training Kit	each			$	[***]
900654	GeneChip® Human Exon 1.0 ST Array Starter Pack	each			$	[***]

Human Tiling Arrays
900779	GeneChip® Human Tiling 2.0R A Array	contains 6 arrays	$	[***]	$	[***]
900780	GeneChip® Human Tiling 2.0R B Array	contains 6 arrays	$	[***]	$	[***]
900781	GeneChip® Human Tiling 2.0R C Array	contains 6 arrays	$	[***]	$	[***]
900782	GeneChip® Human Tiling 2.0R D Array	contains 6 arrays	$	[***]	$	[***]
900783	GeneChip® Human Tiling 2.0R E Array	contains 6 arrays	$	[***]	$	[***]
900784	GeneChip® Human Tiling 2.0R F Array	contains 6 arrays	$	[***]	$	[***]
900785	GeneChip® Human Tiling 2.0R G Array	contains 6 arrays	$	[***]	$	[***]
900772	GeneChip® Human Tiling 2.0R Array Set	contains 7 arrays	$	[***]	$	[***]
900774	GeneChip® Human Tiling 1.0R Array Set	contains 14 arrays	$	[***]	$	[***]
900775	GeneChip® Human Promoter 1.0R Array	contains 2 arrays	$	[***]	$	[***]
900776	GeneChip® Human Promoter 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900777	GeneChip® Human Promoter 1.0R Array	contains 30 arrays	$	[***]	$	[***]
900545	GeneChip® Chromosome 21/22 1.0F Array Set	contains 6 arrays	$	[***]	$	[***]
900546	GeneChip® Chromosome 21/22 1.0R Array Set	contains 6 arrays	$	[***]	$	[***]
900544	GeneChip® ENCODE01 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900543	GeneChip® ENCODE01 1.0F Array	contains 6 arrays	$	[***]	$	[***]

Rat Arrays
900404	GeneChip® Rat Expression Array 230A	contains 5 arrays	$	[***]	$	[***]
900405	GeneChip® Rat Expression Array 230A	contains 30 arrays	$	[***]	$	[***]
900505	GeneChip® Rat Genome 230 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900506	GeneChip® Rat Genome 230 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900507	GeneChip® Rat Genome 230 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900406	GeneChip® Rat Expression Array 230B	contains 5 arrays	$	[***]	$	[***]
900407	GeneChip® Rat Expression Array 230B	contains 30 arrays	$	[***]	$	[***]
900408	GeneChip® Rat Expression Set 230	contains 5 230A and 5 rat 230B arrays	$	[***]	$	[***]
900442	GeneChip® Rat Expression Set 230	contains 30 230A and 30 rat 230B arrays	$	[***]	$	[***]
900820	GeneChip® Rat Exon 1.0 ST Array	contains 2 arrays	$	[***]	$	[***]
900821	GeneChip® Rat Exon 1.0 ST Array	contains 6 arrays	$	[***]	$	[***]
900822	GeneChip® Rat Exon 1.0 ST Array	contains 30 arrays	$	[***]	$	[***]
900855	GeneChip® Rat Exon 1.0 ST Array Training Kit	each			$	[***]
900848	GeneChip® Rat Exon 1.0 ST Array Starter Pack	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

v066688_AREP_10k_clean_Draft10.pdf

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

E. coli Arrays
Part	Product Name	Contents	Per Array		Total Price
900550	GeneChip® E. coli Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900551	GeneChip® E. coli Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900552	GeneChip® E. coli Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900381	GeneChip® E. coli Antisense Genome Array	contains 5 arrays	$	[***]	$	[***]
900382	GeneChip® E. coli Antisense Genome Array	contains 30 arrays	$	[***]	$	[***]

Maize Arrays
900614	GeneChip® Maize Genome Array	contains 2 arrays	$	[***]	$	[***]
900615	GeneChip® Maize Genome Array	contains 6 arrays	$	[***]	$	[***]
900616	GeneChip® Maize Genome Array	contains 30 arrays	$	[***]	$	[***]

Medicago Arrays
900734	GeneChip® Medicago Genome Array	contains 2 arrays	$	[***]	$	[***]
900735	GeneChip® Medicago Genome Array	contains 6 arrays	$	[***]	$	[***]
900736	GeneChip® Medicago Genome Array	contains 30 arrays	$	[***]	$	[***]

P. aeruginosa Arrays
900339	GeneChip® P. aeruginosa Genome Array	contains 5 arrays	$	[***]	$	[***]
900340	GeneChip® P. aeruginosa Genome Array	contains 30 arrays	$	[***]	$	[***]

Plasmodium/Anopheles Arrays
900511	GeneChip® Plasmodium/Anopheles Genome Array	contains 2 arrays	$	[***]	$	[***]
900512	GeneChip® Plasmodium/Anopheles Genome Array	contains 6 arrays	$	[***]	$	[***]

Poplar Arrays
900728	GeneChip® Poplar Genome Array	contains 2 arrays	$	[***]	$	[***]
900729	GeneChip® Poplar Genome Array	contains 6 arrays	$	[***]	$	[***]
900730	GeneChip® Poplar Genome Array	contains 30 arrays	$	[***]	$	[***]

Porcine Arrays
900623	GeneChip® Porcine Genome Array	contains 2 arrays	$	[***]	$	[***]
900624	GeneChip® Porcine Genome Array	contains 6 arrays	$	[***]	$	[***]
900625	GeneChip® Porcine Genome Array	contains 30 arrays	$	[***]	$	[***]

Rhesus Macaque Arrays
900655	GeneChip® Rhesus Macaque Genome Array	contains 2 arrays	$	[***]	$	[***]
900656	GeneChip® Rhesus Macaque Genome Array	contains 6 arrays	$	[***]	$	[***]
900657	GeneChip® Rhesus Macaque Genome Array	contains 30 arrays	$	[***]	$	[***]

Rice Arrays
900599	GeneChip® Rice Genome Array	contains 2 arrays	$	[***]	$	[***]
900600	GeneChip® Rice Genome Array	contains 6 arrays	$	[***]	$	[***]
900601	GeneChip® Rice Genome Array	contains 30 arrays	$	[***]	$	[***]

Soy Arrays
900525	GeneChip® Soy Genome Array	contains 2 arrays	$	[***]	$	[***]
900526	GeneChip® Soy Genome Array	contains 6 arrays	$	[***]	$	[***]

Sugar Cane Arrays
900626	GeneChip® Sugar Cane Genome Array	contains 2 arrays	$	[***]	$	[***]
900627	GeneChip® Sugar Cane Genome Array	contains 6 arrays	$	[***]	$	[***]
900628	GeneChip® Sugar Cane Genome Array	contains 30 arrays	$	[***]	$	[***]

Test Arrays
900341	GeneChip® Test3 Array	contains 5 arrays	$	[***]	$	[***]
900342	GeneChip® Test3 Array	contains 30 arrays	$	[***]	$	[***]

Tomato Arrays
900737	GeneChip® Tomato Genome Array	contains 2 arrays	$	[***]	$	[***]
900738	GeneChip® Tomato Genome Array	contains 6 arrays	$	[***]	$	[***]
900739	GeneChip® Tomato Genome Array	contains 30 arrays	$	[***]	$	[***]

V. vinifera Arrays
900509	GeneChip® V. vinifera Genome Array	contains 2 arrays	$	[***]	$	[***]
900510	GeneChip® V. vinifera Genome Array	contains 6 arrays	$	[***]	$	[***]

Wheat Arrays
Part	Product Name	Per Array	Per Array		Total Price
900558	GeneChip® Wheat Genome Array	contains 2 arrays	$	[***]	$	[***]
900559	GeneChip® Wheat Genome Array	contains 6 arrays	$	[***]	$	[***]
900560	GeneChip® Wheat Genome Array	contains 30 arrays	$	[***]	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

Xenopus Arrays
900491	GeneChip® Xenopus Genome Array	contains 5 arrays	$	[***]	$	[***]
900492	GeneChip® Xenopus Genome Array	contains 30 arrays	$	[***]	$	[***]

Yeast Arrays
900553	GeneChip® Yeast Genome 2.0 Array	contains 2 arrays	$	[***]	$	[***]
900554	GeneChip® Yeast Genome 2.0 Array	contains 6 arrays	$	[***]	$	[***]
900555	GeneChip® Yeast Genome 2.0 Array	contains 30 arrays	$	[***]	$	[***]
900256	GeneChip® Yeast Genome S98 Array	contains 5 arrays	$	[***]	$	[***]
900285	GeneChip® Yeast Genome S98 Array	contains 30 arrays	$	[***]	$	[***]
900645	GeneChip® S. cerevisiae Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]
900647	GeneChip® S. pombe Tiling 1.0FR Array	contains 6 arrays	$	[***]	$	[***]

Zebraflsh Arrays
900487	GeneChip® Zebrafish Genome Array	contains 5 arrays	$	[***]	$	[***]
900488	GeneChip® Zebrafish Genome Array	contains 30 arrays	$	[***]	$	[***]

Made-to-Order: Select Custom Expression Arrays
900513	GeneChip® B.subtilis Genome Array	contains 6 arrays	$	[***]	$	[***]
900514	GeneChip® S.aureus Genome Array	contains 6 arrays	$	[***]	$	[***]
900515	GeneChip® Barley Genome Array	contains 6 arrays	$	[***]	$	[***]
900516	GeneChip® Human X3P Array	contains 6 arrays	$	[***]	$	[***]
900588	GeneChip® Drosophila Tiling 1.0R Array	contains 6 arrays	$	[***]	$	[***]

Made-to-Order Array Program
Part	Product Name	Number of Arrays			Per Array Price
510429	GeneChip® Arabidopsis Genome Array (previous generation)	40 +/- 5 arrays			$	[***]
510051	GeneChip® E. coli Genome Array (Sense)	40 +/- 5 arrays			$	[***]
510332	GeneChip® Human Cancer G110 Array	90 +/- 5 arrays			$	[***]
510137	GeneChip® HuGeneFL Array	40 +/- 5 arrays			$	[***]
510559	GeneChip® Human Genome U95Av2 Array	40 +/- 5 arrays			$	[***]
510462	GeneChip® Human Genome U95B Array	40 +/- 5 arrays			$	[***]
510463	GeneChip® Human Genome U95C Array	40 +/- 5 arrays			$	[***]
510464	GeneChip® Human Genome U95D Array	40 +/- 5 arrays			$	[***]
510465	GeneChip® Human Genome U95E Array	40 +/- 5 arrays			$	[***]
510243	GeneChip® Mu11KsubA Genome Array	40 +/- 5 arrays			$	[***]
510244	GeneChip® Mu11KsubB Genome Array	40 +/- 5 arrays			$	[***]
510318	GeneChip® Tag 3 Probe Array	90 +/- 5 arrays			$	[***]
510424	GeneChip® Rat Neurobiology U34 Array	160 +/- 5 arrays			$	[***]
510330	GeneChip® Rat Toxicology U34 Array	160 +/- 5 arrays			$	[***]
510338	GeneChip® Rat Genome U34A Anray	40 +/- 5 arrays			$	[***]
510339	GeneChip® Rat Genome U34B Array	40 +/- 5 arrays			$	[***]
510340	GeneChip® Rat Genome U34C Array	40 +/- 5 arrays			$	[***]
510568	GeneChip® Murine Genome U74Av2 Array	40 +/- 5 arrays			$	[***]
510570	GeneChip® Murine Genome U74Bv2 Array	40 +/- 5 arrays			$	[***]
510571	GeneChip® Murine Genome U74Cv2 Array	40 +/- 5 arrays			$	[***]

GeneChip® CustomExpress® Array Design 100-2187
Part	Product Name	Number of Arrays			Total Price
000356	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays			$	[***]
000357	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays			$	[***]
000358	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays			$	[***]
000359	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays			$	[***]
000390	CustomExpress Array -11um features	each			$	[***]
000455	Custom Tiling Array -11um features	each			$	[***]
000437	Custom Tiling & Exon Array - 5um features	each			$	[***]

GeneChip® CustomExpress® Array Design 100-3660
Part	Product Name	Number of Arrays			Total Price
000321	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays			$	[***]
000322	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays			$	[***]
000323	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays			$	[***]
000324	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays			$	[***]
000391	CustomExpress Array -11um features	each			$	[***]
000454	Custom Tiling Array -11um features	each			$	[***]
000436	Custom Tiling & Exon Array - 5um features	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

GeneChip® CustomExpress® Array Design 49-5241
Part	Product Name	Number of Arrays	Total Price
000372	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000373	CustomExpress Design Fee for 80 array order	80 +/-10 arrays	$	[***]
000374	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000375	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000395	CustomExpress Array - 11um features	each	$	[***]
000453	Custom Tiling Array - 11um features	each	$	[***]
000435	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 49-7875
Part	Product Name	Number of Arrays	Total Price
000364	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000365	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000366	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000367	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000396	CustomExpress Array - 11um features	each	$	[***]
000452	Custom Tiling Array - 11um features	each	$	[***]
000434	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 400
Part	Product Name	Number of Arrays	Total Price
000407	CustomExpress Design Fee for 380 array order	380 +/- 5 arrays	$	[***]
000408	CustomExpress Design Fee for 760 array order	760 +/- 10 arrays	$	[***]
000409	CustomExpress Design Fee for 1520 array order	1520+/- 15 arrays	$	[***]
000410	CustomExpress Design Fee for 2280 or greater array order	2280 +/- 20 arrays	$	[***]
000393	CustomExpress Array - 11um features	each	$	[***]
000451	Custom Tiling Array - 11um features	each	$	[***]
000433	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 169
Part	Product Name	Number of Arrays	Total Price
000415	CustomExpress Design Fee for 155 array order	155 +/- 5 arrays	$	[***]
000416	CustomExpress Design Fee for 310 array order	310 +/- 10 arrays	$	[***]
000417	CustomExpress Design Fee for 620 array order	620 +/- 15 arrays	$	[***]
000418	CustomExpress Design Fee for 930 or greater array order	930 +/- 20 arrays	$	[***]
000392	CustomExpress Array - 11um features	each	$	[***]
000450	Custom Tiling Array - 11um features	each	$	[***]
000432	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 100
Part	Product Name	Number of Arrays	Total Price
000411	CustomExpress Design Fee for 90 array order	90 +/- 5 arrays	$	[***]
000412	CustomExpress Design Fee for 180 array order	180 +/- 10 arrays	$	[***]
000413	CustomExpress Design Fee for 360 array order	360 +/- 15 arrays	$	[***]
000414	CustomExpress Design Fee for 540 or greater array order	540 +/- 20 arrays	$	[***]
000397	CustomExpress Array - 11um features	each	$	[***]
000449	Custom Tiling Array - 11um features	each	$	[***]
000431	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 64
Part	Product Name	Number of Arrays	Total Price
000403	CustomExpress Design Fee for 55 array order	55 +/- 5 arrays	$	[***]
000404	CustomExpress Design Fee for 110 array order	110 +/- 10 arrays	$	[***]
000405	CustomExpress Design Fee for 220 array order	220 +/- 15 arrays	$	[***]
000406	CustomExpress Design Fee for 330 or greater array order	330 +/- 20 arrays	$	[***]
000389	CustomExpress Array - 11um features	each	$	[***]
000448	Custom Tiling Array - 11um features	each	$	[***]
000430	Custom Tiling & Exon Array - 5um features	each	$	[***]

GeneChip® CustomExpress® Array Design 49
Part	Product Name	Number of Arrays	Total Price
000399	CustomExpress Design Fee for 40 array order	40 +/- 5 arrays	$	[***]
000400	CustomExpress Design Fee for 80 array order	80 +/- 10 arrays	$	[***]
000401	CustomExpress Design Fee for 160 array order	160 +/- 15 arrays	$	[***]
000402	CustomExpress Design Fee for 240 or greater array order	240 +/- 20 arrays	$	[***]
000394	CustomExpress Array - 11um features	each	$	[***]
000447	Custom Tiling Array - 11um features	each	$	[***]
000429	Custom Tiling & Exon Array - 5um features	each	$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

NimbleExpress Array Program
Part	Product Name	Contents			Total Price
511298	NimbleExpress Array	contains 1 array			$	[***]
000469	NimbleExpress Design Fee				$	[***]

NimbleExpress Made-to-Order Prokaryotlc Arrays
530244	Prokaryotie MTO Array	contains 1 array			$	[***]

Expression Analysis Reagents
Part	Product Name	Contents			Total Price
900542	GeneChip® DNA Labeling Reagent, 7.5 mM	sufficient for 30 reactions			$	[***]
900585	GeneChip® Blood RNA Concentration Kit	sufficient for 30 reactions			$	[***]
900586	GeneChip® Globin-Reduction RNA Controls	sufficient for 12 reactions			$	[***]
900433	GeneChip® Eukaryotic Poly-A RNA Control Kit	sufficient for approx. 100 reactions			$	[***]
900371	GeneChip® Sample Cleanup Module	sufficient for 30 reactions			$	[***]
900375	GeneChip® T7-Oligo(dT) Promoter Primer Kit	sufficient for 150 reactions			$	[***]
900301	Control Oligo B2, 3nM (also included in 900454 and 900457)	sufficient for 30 reactions			$	[***]
900449	IVT Labeling Kit	sufficient for 30 reactions			$	[***]
900547	IVT cRNA Cleanup Kit	sufficient for 30 reactions			$	[***]
900431	One-Cycle cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900432	Two-Cycle cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900686	GeneChip® HT One-Cycle Target Labeling and Control Kit	sufficient for 96 reactions			$	[***]
900687	GeneChip® HT One-Cycle cDNA Synthesis Kit	sufficient for 96 reactions			$	[***]
900688	GeneChip® HT IVT Labeling Kit	sufficient for 96 reactions			$	[***]
900493	GeneChip® Expression 3' Amplification One-Cycle Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900494	GeneChip® Expression 3' Amplification Two-Cycle Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900454	GeneChip® Expression 3' Amplification Reagents - Hybridization Controls	sufficient for 30 reactions			$	[***]
900457	GeneChip® Expression 3' Amplification Reagents - Hybridization Controls	sufficient for 150 reactions			$	[***]
900720	GeneChip® Hybridization Wash and Stain Kit	sufficient for 30 reactions			$	[***]
900721	Wash Buffer A	800 mL			$	[***]
900722	Wash Buffer B	600 mL			$	[***]

Expression Analysis WT Reagents
Part	Product Name	Contents			Total Price
900652	WT Target Labeling and Control Reagents	sufficient for 30 reactions			$	[***]
900673	WT cDNA Synthesis and Amplification Kit	sufficient for 30 reactions			$	[***]
900671	WT Terminal Labeling Kit	sufficient for 30 reactions			$	[***]
900812	WT Double-Stranded DNA Terminal Labeling Kit	sufficient for 30 reactions			$	[***]
900813	WT Double-Stranded cDNA Synthesis Kit	sufficient for 30 reactions			$	[***]
900672	WT cDNA Synthesis and Amplification Kit	sufficient for 10 reactions			$	[***]
900670	WT Terminal Labeling Kit	sufficient for 10 reactions			$	[***]
900811	WT Amplified Double-Stranded cDNA Synthesis Kit	sufficient for 10 reactions			$	[***]

Expression Analysis Accessories
900223	Expression Analysis Technical Manual				$	[***]

DNA Analysis
GeneChip® Human Mapping 10 K System
Part	Product Name	Contents	Per Array		Total Price
900540	GeneChip® Human Mapping 10K 2.0 Xba Array	contains 30 arrays	$	[***]	$	[***]
900446	GeneChip® Human Mapping 10K Xba 131 Array	contains 30 arrays	$	[***]	$	[***]
900441	GeneChip® Human Mapping 10K Xba Assay Kit	sufficient for 30 reactions			$	[***]
900534	Affymetrix PCR Primer 001	sufficient for 100 reactions			$	[***]
900548	GeneChip® Human Mapping 10K 2.0 Training Kit	each			$	[***]
000386	GeneChip® Human Mapping 10K Training	each			$	[***]

GeneChip® Human Mapping 100K System
Part	Product Name	Contents	Per Array		Total Price
900518	GeneChip® Human Mapping 50K Xba Array	contains 30 arrays	$	[***]	$	[***]
900523	GeneChip® Human Mapping 50K Hind Array	contains 30 arrays	$	[***]	$	[***]
900520	GeneChip® Human Mapping 50K Xba Assay Kit	sufficient for 30 reactions			$	[***]
900521	GeneChip® Human Mapping 50K Hind Assay Kit	sufficient for 30 reactions			$	[***]
900807	GeneChip® Human Mapping 50K Xba Adaptor	sufficient for 30 reactions			$	[***]
900808	GeneChip® Human Mapping 50K Hind Adaptor	sufficient for 30 reactions			$	[***]
900549	GeneChip® Human Mapping 50K Xba Training Kit	each			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

GeneChip® Human Mapping 500K System
Part	Product Name	Contents	Per Array		Total Price
900768	GeneChip® Human Mapping 250K Nsp Array	contains 30 arrays	$	[***]	$	[***]
900770	GeneChip® Human Mapping 250K Sty Array	contains 30 arrays	$	[***]	$	[***]
520330	GeneChip® Human Mapping 250K Nsp Array	min. 200 array order, each			$	[***]
520331	GeneChip® Human Mapping 250K Sty Array	min. 200 array order, each			$	[***]
900765	GeneChip® Human Mapping 250K Sty Assay Kit	sufficient for 30 reactions			$	[***]
900766	GeneChip® Human Mapping 250K Nsp Assay Kit	sufficient for 30 reactions			$	[***]
900753	GeneChip® Human Mapping 250K Nsp Assay Kit	sufficient for 100 reactions			$	[***]
900754	GeneChip® Human Mapping 250K Sty Assay Kit	sufficient for 100 reactions			$	[***]
900804	GeneChip® Human Mapping 250K Nsp Adaptor	sufficient for 100 reactions			$	[***]
900805	GeneChip® Human Mapping 250K Sty Adaptor	sufficient for 100 reactions			$	[***]
900806	GeneChip® Human Mapping 250K PCR Primer 002	sufficient for 150 reactions			$	[***]

Targeted Genotyping Arrays
Part	Product Name	Contents		Per Array		Total Price
900602	GeneChip® Universal 3K Tag Array	contains 6 arrays	$	[***]	$	[***]
900578	GeneChip® Universal 3K Tag Array	contains 96 arrays	$	[***]	$	[***]
900659	GeneChip® Universal 5K Tag Array	contains 6 arrays	$	[***]	$	[***]
900660	GeneChip® Universal 5K Tag Array	contains 96 arrays	$	[***]	$	[***]
900604	GeneChip® Universal 10K Tag Array	contains 6 arrays	$	[***]	$	[***]
900580	GeneChip® Universal 10K Tag Array	contains 96 arrays	$	[***]	$	[***]
900857	GeneChip® Universal 25K Tag Array	contains 6 arrays	$	[***]	$	[***]
900858	GeneChip® Universal 25K Tag Array	contains 96 arrays	$	[***]	$	[***]

Targeted Genotyping Custom Reagents
Part	Product Name	Contents				Total Price
900685	GeneChip® Custom Genotyping 1.5K SNP Kit, 1.5	suff. for 24 rxn, min. 500 rxn order, each			$	[***]
900875	GeneChip® Custom Genotyping 3K SNP Kit, 1.5	suff. for 24 rxn, min. 500 rxn order, each			$	[***]
900876	GeneChip® Custom Genotyping 5K SNP Kit, 1.5	suff. for 24 rxn, min. 500 rxn order, each			$	[***]
900877	GeneChip® Custom Genotyping 10K SNP Kit, 1.5	suff. for 24 rxn, min. 500 rxn order, each			$	[***]
900830	GeneChip® Custom Genotyping 20K SNP Kit, 1.5	suff. for 24 rxn, min. 500 rxn order, each			$	[***]

Targeted Genotyping Standard Reagents
Part	Product Name	Contents				Total Price
900866	Targeted Genotyping Human Panel 1 10K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900867	Targeted Genotyping Human Panel 2 10K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900827	Targeted Genotyping Human Panel 1 & 2 20K cSNP Kit, 1.5	sufficient for 24 reactions			$	[***]
900868	Targeted Genotyping Human 9K Immune-Inflammation Kit, 1.5	sufficient for 24 reactions			$	[***]
900871	Targeted Genotyping Human 3K MALD Kit, 1.5	sufficient for 24 reactions			$	[***]
900869	Targeted Genotyping Mouse Mapping 5K Kit, 1.5	sufficient for 24 reactions			$	[***]
900872	Targeted Genotyping Rat Panel 1 5K Kit, 1.5	sufficient for 24 reactions			$	[***]
900870	Targeted Genotyping Bovine Mapping 10K Kit, 1.5	sufficient for 24 reactions			$	[***]

Whole Genome Association Services
000563	GeneChip® Human Mapping 500K Services	each			$	[***]

MIP Genotyping Services
Part	Product Name	Contents				Total Price
000531	5K Mouse MIP Genotyping Services	min. 100 sample order, each			$	[***]
000532	10KcSNP Panel 1 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000533	10KcSNP Panel 2 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000534	20KcSNP MIP Genotyping Services	min. 100 sample order, each			$	[***]
000535	3K MALD MIP Genotyping Services	min. 100 sample order, each			$	[***]
000536	9K Imm-lnflam MIP Genotyping Services	min. 100 sample order, each			$	[***]
000537	5K Rat Panel 1 MIP Genotyping Services	min. 100 sample order, each			$	[***]
000538	10K Bovine MIP Genotyping Services	min. 100 sample order, each			$	[***]
000539	DMET MIP Genotyping Services	min. 20 sample order, each			$	[***]
000541	1.5K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000542	3K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000543	5K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000544	10K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000545	20K CustomAssay MIP Genotyping Services	min. 500 sample order, each			$	[***]
000546	1K Supplemental Custom MIP Genotyping Service	min. 500 sample order, each			$	[***]
000547	1.5K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000548	2K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000549	2.5K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000550	3K Supplemental Custom MIP Genotyping Services	min. 500 sample order, each			$	[***]
000560	Whole Genome Amplification Services	sample			$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

Discovery Services
Part	Product Name	Contents			Total Price
000553	MRD for SNP Discovery Services	min. 500 amplicon order, each			$	[***]

GeneChip® CustomSeq® Resequencing Arrays
Part	Product Name	Contents		Per Array		Total Price
900886	GeneChip® Mitochondrial Resequencing 2.0 Array	contains 5 arrays	$	[***]	$	[***]
000527	CustomSeq Resequencing 50kb Array Design Fee for 1 wafer order	155 arrays			$	[***]
000528	CustomSeq Resequencing 50kb Array Design Fee for 2 wafer order	310 arrays			$	[***]
000529	CustomSeq Resequencing 50kb Array Design Fee for 4 wafer order	620 arrays			$	[***]
000530	CustomSeq Resequencing 50kb Array Design Fee for 6 wafer order	930 arrays			$	[***]
511445	CustomSeq Resequencing 50KB Array (1st Lot)	each			$	[***]
000505	CustomSeq Resequencing 100kb Array Design Fee for 1 wafer order	90 arrays			$	[***]
000506	CustomSeq Resequencing 100kb Array Design Fee for 2 wafers order	180 arrays			$	[***]
000507	CustomSeq Resequencing 100kb Array Design Fee for 4 wafers order	270 arrays			$	[***]
000508	CustomSeq Resequencing 100kb Array Design Fee for 6 wafers order	540 arrays			$	[***]
511336	CustomSeq Resequencing 100KB Array (1st Lot)	each			$	[***]
000509	CustomSeq Resequencing 300kb Array Design Fee for 1 wafer order	45 arrays			$	[***]
000510	CustomSeq Resequencing 300kb Array Design Fee for 2 wafers order	90 arrays			$	[***]
000511	CustomSeq Resequencing 300kb Array Design Fee for 4 wafers order	180 arrays			$	[***]
000512	CustomSeq Resequencing 300kb Array Design Fee for 6 wafers order	270 arrays			$	[***]
511337	CustomSeq Resequencing 300KB Array (1st Lot)	each			$	[***]
900447	GeneChip® Resequencing Reagent Kit	sufficient for 30 reactions			$	[***]
520016	GeneChip® SARS Resequencing Array	each			$	[***]

Instrument and Software Svstems
GeneChip® Instrument Systems
High Throughput Scanner
Part	Product Name					Total Price
00-0172	GeneChip® HT Scanner				$	[***]

Complete Instrument System
Part	Product Name					Total Price
00-0162	GeneChip® Array Station, NA				$	[***]
00-0185	GeneChip® 3000 Targeted Genotyping System, NA				$	[***]
00-0212	GeneChip® Scanner 3000 7G System, NA				$	[***]
00-0217	GeneChip® 3000 7G w/Workstation and AutoLoader, NA				$	[***]

Scanner System with Workstation
00-0211	GeneChip® Scanner 3000 7G w/Workstation				$	[***]
00-0214	GA2500 to GCS3000 7G Upgrade				$	[***]
00-0215	GeneChip® 3000 7G w/Workstation and AutoLoader				$	[***]

GeneChip® System Components
Part	Product Name					Total Price
00-0183	GeneChip® 3000 Targeted Genotyping 7G Upgrade				$	[***]
00-0205	GeneChip® 3000 7G Field Upgrade				$	[***]
00-0206	GeneChip® 3000 7G Targeted Genotyping 4C Upgrade				$	[***]
00-0210	GeneChip® Scanner 3000 7G				$	[***]
00-0223	GeneChip® 3000 Targeted Genotyping Upgrade for S/N 547				$	[***]

QC Toolbox
Part	Product Name					Total Price
00-0225	QC Toolbox Software Kit, Version 2				$	[***]

Node System
00-0104	GeneChip® 3000 Node U.S./Canada				$	[***]

Fluidics Station 460
00-0079	Fluidics Station 450				$	[***]
00-0081	Fluidics Station 450 Upgrade U.S./Canada				$	[***]

Hybridization Oven 640
800138	Hybridization Oven 640 (110V)				$	[***]
800139	Hybridization Oven 640 (220V)				$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affymetrix Price Sheet	AFFYMETRIX
2006 Industrial Tier-1
Effective: Sep 2006 US Dollar

Probe Array Cartridge Carriers
Part	Product Name	Contents	Total Price
90-0356	GeneChip® Probe Array Cartridge Carriers	Red (qty 2)	$	[***]
90-0357	GeneChip® Probe Array Cartridge Carriers	Green (qty 2)	$	[***]
90-0358	GeneChip® Probe Array Cartridge Carriers	Purple (qty 2)	$	[***]
90-0359	GeneChip® Probe Array Cartridge Carriers	White (qty 2)	$	[***]

AutoLoader
Part	Product Name			Total Price
00-0179	2D Handheld Barcode Reader		$	[***]
00-0093	External Barcode Reader Holder		$	[***]
00-0094	AutoLoader Carousel		$	[***]
00-0111	Uninterruptible Power Supply, NA		$	[***]
00-0129	AutoLoader Upgr w/EBR-GCS 3000 S/N 502		$	[***]
00-0090	AutoLoader Upgrade withEBR & Holder		$	[***]

Affymetrix® Software Solutions
Software Solutions
Management Storage Solutions
690035	GeneChip® Operating Software Server Basic Package	annual licenses	$	[***]
800143	LIMS Server Hardware Standard		$	[***]

External Developer Program
Part	Product Name	Description		Total Price
690033	GCOS Development Server Software	geographic license annual subscription	$	[***]
690034	GCOS Development Client Software		$	[***]
000350	Software Training	per hour	$	[***]

Software Combination Packages
Software Combination Packages
Desktop Package
00-0180	Dual Processor Instrument Control Workstation with GCOS		$	[***]

Prices subject to change without notice. Prices do not include value added tax or other sales taxes.
Affymetrix, Inc. - Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 4
Affymetrix Terms and Conditions of Sale

General. These Terms and Conditions of Sale ("Terms and Conditions") shall govern the sale and license to Response Genetics, Inc. ("Service Provider") of probe arrays, reagents, instruments, software, and other products and related services ("Products") by the Affymetrix entity named on the invoice or acknowledgement ("Affymetrix") provided to Service Provider in connection therewith. These Terms and Conditions shall replace and supersede any current or future purchase orders or similar forms that are not mutually signed by Affymetrix and Service Provider.

Price. Except for deliveries within Europe, prices exclude all insurance, freight, taxes, fees, duties and levies, which shall be payable by Service Provider.

Delivery. Products will be packed in Affymetrix' standard shipping packages. Affymetrix may make partial deliveries. Affymetrix will ship via carrier selected by Affymetrix. (a) For Deliveries Outside Europe: Tender will be F.O.B./FCA shipping point. Title (except for software in which case Affymetrix shall retain title) and risk of loss or damage will pass to Service Provider upon delivery of the Products to the carrier. (b) For Deliveries Within Europe: Products shall be Delivered Duty Paid to the Service Provider's site and the Service Provider will be the importer for the Products and be responsible for paying the import VAT or similar tax(es) within the Service Provider's country. Title (except for software in which case Affymetrix shall retain title) and risk of loss will pass to Service Provider upon delivery of the Products to the carrier. Insurance costs will be borne by Affymetrix to the Service Provider's site.

Rejection. Any claims for damaged, missing or defective Product must be reported in writing to Affymetrix by Service Provider within five (5) days from the date of receipt of Product. For any valid claim made, Affymetrix shall repair or replace the Product. The foregoing shall be Service Provider's sole and exclusive remedy for damaged or missing Products, and, except for express warranty rights, for defective Products.

Payment. Service Provider will be invoiced at the time of shipment of each Product. Service Provider shall make payment in full within 30 days of the date of the invoice. Late payments may incur a charge at the rate of one and one-half percent (1.5%) percent per month, or the maximum allowed by law, whichever is less. Further shipment of Products may be declined without advance notice if Service Provider fails to make any payment when due, or if the financial condition of Service Provider becomes unsatisfactory to Affymetrix. Affymetrix may elect to retain a security interest in all Products sold to Service Provider to secure all of Service Provider's obligations to Affymetrix under these Terms and Conditions, and Service Provider will execute any documents necessary to create and perfect this interest. Sales by Affymetrix shipped outside the U.S. may require payment on an irrevocable letter of credit reasonably acceptable to Affymetrix.

Limited Warranty. Affymetrix warrants to and only to Service Provider for thirteen (13) months from the date of shipping or one (1) year from the date of installation (or for the period specified in the Affymetrix sales quote for limited-life parts), whichever occurs first, that the software and instruments are free from defects in material and workmanship and conform to Affymetrix' published specifications in all material respects. Service will be provided pursuant to Affymetrix' standard service terms and conditions. Affymetrix' sole and exclusive liability (and Service Provider's sole and exclusive remedy) under the foregoing warranty shall be to repair or replace software and instruments or provide Service Provider a refund, as solely determined by Affymetrix. Nonconforming instruments will be serviced at Service Provider's facility or, at Affymetrix' option, Affymetrix' facility. If service is performed at Affymetrix' facility, Affymetrix will bear shipping costs. Probe Arrays or reagents reasonably determined by Affymetrix to be defective, independent of user error, shall be replaced by Affymetrix on a 1:1, like-kind basis at no cost to Service Provider provided that such defective probe arrays or reagents were used by Service Provider prior to their expiration date, and the defect was promptly reported with appropriate detail to Affymetrix' technical support. Except as provided above, this warranty does not apply to consumables, or to any defect caused by failure to provide a suitable storage, use, or operating environment, use of non-recommended reagents, spills, or the use of the Products for a purpose or in a manner other than that for which they were designed, modifications or repairs done by Service Provider, or any other abuse, misuse, or neglect of the Products. This warranty applies only to Service Provider, and not third parties. The foregoing is not intended to limit any warranty extended to Service Provider by a third party original equipment manufacturer of a Product or component thereof, provided that any remedy received by Service Provider under any such warranty shall relieve Affymetrix of its obligations with respect to the subject of such remedy. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFYMETRIX AND ITS SUPPLIERS DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS AND SERVICES, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

Pre-release Products (Not Applicable to Products Marketed for IVD Use). If any Product is a beta, technology access, early access, or other pre-commercial release version ("Pre-release Product"), then this Section applies. To the extent that any provision in this Section is in conflict with any other term or condition in these Terms and Conditions, this Section shall supersede such other term(s) and condition(s) with respect to the Pre-release Product, but only to the extent necessary to resolve the conflict. Service Provider acknowledges that the Pre-release Product is a pre-release version, does not represent final product from Affymetrix, and may contain defects, bugs, errors and other problems that could cause system or other failures, sample loss and data loss. CONSEQUENTLY, THE PRE-RELEASE PRODUCT IS PROVIDED TO YOU "AS IS", AND AFFYMETRIX DISCLAIMS ALL WARRANTIES (INCLUDING THE LIMITED WARRANTY SET FORTH ABOVE) AND ALL LIABILITY OBLIGATIONS TO SERVICE PROVIDER OF ANY KIND. Service Provider acknowledges that Affymetrix has not promised or guaranteed to Service Provider that Pre-release Product will be announced or made available to anyone in the future, that Affymetrix has no express or implied obligation to Service Provider to announce or introduce the Pre-release Product and that Affymetrix may elect not to introduce a product similar to or compatible with the Pre-release Product. Accordingly, Service Provider acknowledges that any research or development that Service Provider performs using the Pre-release Product or any product associated with the Pre-release Product is done entirely at Service Provider's own risk.

Limited License. Subject to these Terms and Conditions, and to the terms and conditions of any license provided by Affymetrix that is specific to a particular Product (which shall govern with respect to such Product in the event of conflict with these Terms and Conditions), Affymetrix hereby grants to Service Provider a non-exclusive, non-transferable, non-sublicensable license to use the Product(s) provided to Service Provider by Affymetrix only in accordance with the manuals and written instructions provided by Affymetrix. Service Provider understands and agrees that except as expressly set forth in these Terms and Conditions (or in the Affymetrix-provided license specific to a particular Product), no right or license to any patent or other intellectual property owned or licensable by Affymetrix is conveyed or implied by these Terms and Conditions or any Product. In particular, no right or license is conveyed or implied to use any Product provided hereunder in combination with a product not provided, licensed or specifically recommended by Affymetrix for such use.

Products Marketed for Research Use Only .Products marketed by Affymetrix for research use only do not have the approval or clearance of the U.S. Food and Drug Administration ("FDA") or other regulatory approval, clearance or registration for in vitro diagnostic ("IVD") use. No license is conveyed or implied for Service Provider to use, and Service Provider agrees not to use, such Products in any manner requiring FDA or other regulatory approval, clearance or registration relating to IVD use.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Products Marketed for In Vitro Diagnostic Use. Products marketed by Affymetrix for IVD use have been cleared by the FDA, CE marked in the European Union and registered in Canada, for IVD use. No license is conveyed or implied for Service Provider to use, and Service Provider agrees not to use, such Products in any manner requiring other regulatory approval, clearance or registration relating to IVD use.

Use Restrictions. Service Provider is not licensed to, and agrees not to: (a) resell any Affymetrix-supplied probe array or reagent, (b) transfer, or distribute any Affymetrix-supplied probe array or reagent, directly or indirectly, to any third party for any purpose or use, except as otherwise approved by Affymetrix in writing; (c) use or allow anyone to use any Affymetrix-supplied probe array or reagent more than once, or dilute any Affymetrix-supplied reagent; or (d) provide a fee-for-service or other non-collaborative sample processing service to third parties using an Affymetrix-supplied probe array or reagent (e.g., wherein the service provider offers standardized services for standardized fees to multiple third parties, the customer does not contribute scientifically to the services performed, and all rights to the results and discoveries derived therefrom are transferred to the customer), except to recover direct and indirect costs if Service Provider is a not-for-profit institution.

Product Improvements. Except to the extent prohibited by applicable law, Service Provider hereby grants to Affymetrix a non-exclusive, worldwide, fully sublicensable, fully paid-up, royalty-free, irrevocable, perpetual license to all Product Improvements. Service Provider need not disclose any Product Improvements to Affymetrix except as may be reasonably required to comply with the foregoing license. For purposes of this Section, a "Product Improvement" shall mean any invention conceived or reduced to practice using a Product that relates to (a) design, manufacturing, layout or packaging of nucleic acid probes or probe arrays; (b) manual or automated assay techniques that may be used in connection with probe arrays or similar products (including techniques related to nucleic acid extraction, amplification, labeling, dilution and other processes); or (c) software analysis techniques relating to the extraction or storage of data generated using probe arrays. "Product Improvements" shall not include data generated using Products or discoveries derived therefrom (except as expressly set forth in (a) – (c) above).

Target Sequence Confidentiality for Custom Products. If Service Provider discloses to Affymetrix a confidential set of nucleic acid target sequences ("Target Sequenres") for which Service Provider desires Affymetrix to design and manufacture custom Probe Arrays or custom nucleic acid probe panels pursuant to these Terms and Conditions, Affymetrix agrees to use reasonable efforts not to disclose or use such confidential information disclosed to it by Service Provider for any purpose other than designing and manufacturing such Products, supplying them to Service Provider and/or other parties designated by Service Provider, otherwise performing its obligations to Service Provider (and any obligations Affymetrix may have to such other parties), and for other purposes authorized by Service Provider. The provisions of this Section shall not apply to any information which (a) is known or used by Affymetrix prior to Service Provider's disclosure to Affymetrix; (b) is disclosed to Affymetrix by a third party under no obligation of confidentiality to Service Provider; (c) is or becomes published or generally known to the public through no fault of Affymetrix; or (d) is independently developed without reference to such confidential information disclosed to Affymetrix by Service Provider. Notwithstanding the foregoing, Affymetrix shall be permitted to disclose such information in order to comply with applicable laws, a court order, or governmental regulations, provided that Affymetrix has provided Service Provider with prior notice of such disclosure, to the extent reasonably practicable. Affymetrix' obligations under this Section shall terminate three (3) years following the date of disclosure.

Target Sequence Responsibility. Service Provider shall be fully responsible for the Target Sequences, and Service Provider agrees to indemnify Affymetrix and its employees, officers, directors, representatives, contractors, suppliers and any affiliate of the foregoing (the "Affymetrix Group") and hold each of them harmless from and against any losses, liabilities, demands, damages, costs and expenses, including without limitation reasonable legal fees and expenses, arising from or relating to the Target Sequences or their use. Service Provider agrees to fully cooperate with the Affymetrix Group and its counsel in its defense and preparation for any such action or proceeding.

Liability Limitation. EXCEPT TO THE EXTENT CAUSED BY AFFYMETRIX' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR REQUIRED BY APPLICABLE LAW, AFFYMETRIX SHALL HAVE NO LIABILITY FOR ANY LOSS OF USE OR PROFITS, PROCUREMENT OF SUBSTITUTE GOODS OR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES OF ANY KIND, HOWEVER CAUSED AND REGARDLESS OF FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF AFFYMETRIX HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AS TO ANY AFFYMETRIX LIABILITY NOT LEGALLY SUBJECT TO THE FOREGOING, AFFYMETRIX' LIABILITY SHALL NOT EXCEED THE AMOUNT PAID BY SERVICE PROVIDER TO AFFYMETRIX IN THE PRIOR TWELVE (12) MONTHS. SERVICE PROVIDER UNDERSTANDS THAT THE RISKS OF LOSS HEREUNDER ARE REFLECTED IN THE PRICE OF THE PRODUCTS AND THAT THESE TERMS WOULD HAVE BEEN DIFFERENT IF THERE HAD BEEN A DIFFERENT ALLOCATION OF RISK.

Export Controls. Service Provider acknowledges that the Products and related materials may be subject to export controls under the U.S. Export Administration Regulations and related U.S. laws. Service Provider will (a) comply strictly with all legal requirements established under these controls, (b) cooperate fully with Affymetrix in any official or unofficial audit or inspection that relates to these controls and (c) not export, re-export, divert, transfer or disclose, directly or indirectly, any Product or related technical documents or materials or any direct product thereof to any country (or to any national or resident thereof) which the U.S. Government determines from time to time is a country (or end-user) to which such export, re-export, diversion, transfer or disclosure is restricted, without obtaining the prior written authorization of Affymetrix and the applicable U.S. Government agency.

Unforeseen Events. Affymetrix shall not be liable for delay or failure in performance of any obligations hereunder if performance is rendered impracticable by the occurrence of any condition beyond the reasonable control of Affymetrix. In the event of any such delay or failure in performance, Affymetrix shall have such additional time within which to perform its obligations hereunder as may reasonably be necessary under the circumstances.

Miscellaneous. These Terms and Conditions constitute the entire agreement between Service Provider and Affymetrix with respect to the subject matter hereof and is the final, complete, and exclusive statement of the terms of the agreement, superseding all prior written and oral agreements, understandings and undertakings with respect to the subject matter hereof. The waiver of any provision or any breach thereof shall not affect any other provision of these Terms and Conditions. To the extent permitted by applicable law, these Terms and Conditions shall be governed by and construed according to the laws of California, without regard to conflict of law provisions. The U.N. Convention on Contracts for the International Sale of Goods shall not apply to these Terms and Conditions. In the event that any provision of this Agreement or portion thereof is found to be illegal or unenforceable, the Agreement shall be construed without the unenforceable provision or portion thereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.